ANNEX C

                     COMPANY FILINGS MADE PURSUANT TO THE
                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED



1.         Current Report on Form 8-K filed on March 24, 2005.

			         UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) DECEMBER 20, 2004


                       Commission file number: 000-09047

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                (Name of small business issuer in its charter)


        DELAWARE                                  02-0314487
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                  Identification No.)


              585 WEST 500 SOUTH #180
                  BOUNTIFUL, UTAH                         84010
        (Address of principal executive offices)        (zip code)

                   Registrant's Telephone Number: (801) 244-4405


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 8, 2005, the Company entered into a Rescission Agreement with Richard Michael "Mick" Hall, former Chief Executive Officer, President and the sole Director of the Company, and CrazyGrazer.com, ("Crazy Grazer") a Limited Liability Company (formerly Crazy Grazer LLC), and a wholly-owned subsidiary of the Company, to rescind the merger that closed on April 26, 2004. Pursuant to the Rescission Agreement, 950,000 shares of the Company's Series A Convertible Preferred Stock issued to Mr. Hall as full consideration for Crazy Grazer were returned to the Company for cancellation. The rescission shall have the effect of placing the Company in the position it was in prior to the Merger. A copy of the Rescission Agreement is attached hereto as Exhibit 10-1.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 31, 2004, the Company entered into an Acquisition Agreement and Plan of Merger with, Left Right Marketing & Technology, Inc., a wholly-owned subsidiary of the Company and Crazy Grazer. The transaction was described more fully in the Company's Report on Form 8-K dated April 2, 2004.

Effective March 8, 2005, the parties to the Agreement, entered into a Mutual Rescission Agreement as referenced above in Item 1.01.

Pursuant to the Rescission Agreement, the liabilities and assets of Crazy Grazer that existed at the time of the Merger and as existed as of the closing of the Recession Agreement , shall remain the liabilities and assets of Crazy Grazer. The audited balance sheet of Crazy Grazer filed on Form 8-K/A on July 8, 2004, listed the asset of Crazy Grazer as of December 31, 2003, as $281,484 and the liabilities as $1,442,192.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On February 16, 2005, Richard M. "Mick" Hall, the Company's sole officer and director, sold 15,000,000 shares of the Company's common stock owned by Mr. Hall to S. Matthew Schultz, our recently appointed President, for $80,000 in cash. The shares sold by Mr. Hall to Mr. Schultz, together with Mr. Schultz's current holdings, represent 29% of the Company's issued and outstanding shares of common stock.

Mr. Schultz  used  his  personal  funds for the purchase of the shares from Mr.
Hall.



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Resignation of Directors and Officer

On December 20, 2004, Eugene "Rock" Newman resigned as Chairman of the Board of the Company to pursue other opportunities. Mr. Newman's resignation was not a result from any disagreement with the Company or management.

On February 16, 2005, Richard Michael "Mick" Hall, resigned from the Company's board of directors and as President, and Heather M. Hall resigned as Secretary and Treasurer.

(c) Appointment of Officers

S. MATTHEW SCHULTZ

On February 16, 2005 concurrent with Mr. Hall's resignation, Mr. Schultz was appointed President of the Company.

From April of 2003 to Present, Mr. Schultz has been President of Wexford Capital Ventures, Inc., a Utah based strategic financial consulting firm. Mr. Schultz has been instrumental in creating successful investor awareness campaigns for numerous publicly traded companies, and assisted in private placement offerings in both the United States and abroad. From 1999 to 2003, Mr. Schultz was the Chairman of Pali Financial Group, Inc., an investment banking firm specializing in small cap securities. Mr. Schultz also served as the vice-president of the Utah Consumer Lending Association during 1998-1999.

LAWRENCE S. SCHROEDER

On February 16, 2005, Lawrence S. Schroeder was appointed Secretary and Treasurer of the Company.

From 1992 to Present, Mr. Schroeder works as a private consultant to hospitality and other industries. Clients include the NFL, NASCAR, MLB, NHL and their officially licensed consumer products. Mr. Schroeder is a Director for Responsive Marketing & Communications which was the official marketing agency of record for the 1996 Olympic Games. Mr. Schroeder is also Chairman and CEO of New World Entertainment which is a joint venture partner with Fortune Brands, specifically Jim Beam brands worldwide, developer of "Jim Beam Roadhouse" concept in Europe.

(d) Election of New Directors

On February 16, 2005, the board of directors elected S. Matthew Schultz and Lawrence S. Schroeder as members to the Company's board of directors.



SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On February 16, 2005, the Company changed its principle address to 585 West 500 South #180, Bountiful, UT 84010. The Company's phone number is 801-244-4405.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NUMBER	EXHIBIT TITLE OF DESCRIPTION

10-1          	Rescission Agreement dated March 8, 2005  between  Left  Right
		Marketing Technology, Inc., Mick Hall and CrazyGrazer.com.




                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LEFT RIGHT MARKETING TECHNOLOGY, INC.


By: /s/ S. Matthew Schultz
    ----------------------
	S. Matthew Schultz,
	President


Date: March 22, 2005


EX-10 2 ex10-1.htm RESCISSION AGREEMENT BETWEEN LEFT RIGHT MARKETING TECHNOLOGY, INC., MICK HALL AND CRAZYGRAZER.COM
RESCISSION AGREEMENT
This Rescission Agreement (this "Agreement"), is dated this 8th day of March 2005, is by and among Left Right Marketing Technologies, Inc., a Delaware corporation ("LRMK"), Richard Michael "Mick" Flail ("Hall") and CrazyGrazer.com, Limited Liability Company, formerly known as Crazy Grazer, LLC, a Nevada limited liability company ("Crazy Grazer"); collectively referred to herein sometimes as the "Parties" and individually as the "Party."

                                   RECITALS:

WHEREAS, on the 31st day of March, 2004, the Parties entered into a merger agreement, as amended on April 22, 2004 (the "Merger Agreement") wherein, among other things, LRMK issued Nine Hundred Fifty Thousand (950,000) shares of LRMK's Series A Convertible Preferred Stock (the "Preferred Shares"), par value $0.001 per share, to Hall in exchange for 100% of his membership interest of Crazy Grazer (the "Membership Interest"); and

WHEREAS, on April 26, 2004, the Parties dosed the merger (the "Merger") and exchanged the Preferred Shares and the Membership Interest in accordance with the terms and conditions of the Merger Agreement; and

WHEREAS, the Crazy Grazer business plan, as presented to LRMK's Board of Directors (the ."LRMK Board"), has not complied with the Parties' corporate intentions specified in the Merger Agreement; and

WHEREAS," considering Crazy Grazer's liabilities and lack of assets, the Parties mutually determined that it is in the best interest of all Parties to rescind the Merger; and

WHEREAS, the LRMK Board and Hall, as the managing and sole member of Crazy Grazer, each have determined that this Agreement is fair to their respective stockholders, members, and Hall as to himself, and is in the best interests of such stockholders and members and have, respectively, approved the rescission of the Merger (the "Rescission") in accordance with the terms and conditions of this Agreement; and

NOW THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, LRMK, Hall and Crazy Grazer hereby agree as follows:

1. THE RESCISSION. At the Effective Time (as defined below) and upon the terms and subject to the conditions of this Agreement and .in accordance with the General Limited Liability Statutes of the State of Nevada (the "NGLL"), and the General Corporation Law of the State of Delaware (the "DGCL"), LRMK, Hall, and Crazy Grazer agree to rescind the Merger (the Rescission). The Parties hereby individually and jointly agree that the Merger Agreement will be rescinded and deemed null and void, effective immediately, and that all terms, conditions, covenants, representations and warranties contained in the Merger Agreement will terminate immediately and will be deemed null and void and of no further effect whatsoever. Following the Rescission, LRMK shall own the Preferred Shares and the Parties shall treat the Merger as if such Merger had never occurred.

2. EFFECTIVE TIME. Subject to the terms and conditions set forth in this Agreement, the Preferred Shares issued pursuant to the terms and conditions of the Merger shall be returned by Hall to LRMK, and the Membership Interest issued pursuant to the terms and conditions of the Merger shall be returned by LRMK to Hall (the time at which the Rescission becomes effective shall be referred to herein as the "Effective Time").

3. CLOSING OF THE RESCISSION. The closing of the Rescission (the "Closing") shall occur upon the Parties signing this Agreement and is agreed to take place on or about March 8, 2005 at 10:00 am PST (the "Closing Date"), in Las Vegas, NV, unless another time, date or place is agreed to in writing by the Parties hereto. At the Closing LRMK shall deliver to Hall the Membership Interest a certificate representing the Membership Interest and Hall shall deliver a certificate representing the Preferred Shares.

4. EFFECT OF THE RESCISSION. The Rescission shall have the effect of placing the Parties in the position that such Parties were in prior to the Merger.

5. LIABILITIES AND ASSETS OF CRAZY GRAZER. The liabilities and assets of Crazy Grazer as existed at the time of the Merger, and as presently exist, shall remain the liabilities and assets of Crazy Grazer, and nothing contained herein shall be construed by the Parties, any creditor of the Parties, or any stockholder of LRMK, to place the liabilities or assets, of Crazy Grazer in favor of LRMK.

6. TAKING OF NECESSARY ACTION; FURTHER ACTION. If, at any time after the Effective Time, Hall or LRMK reasonably determines that any instrument or confirmations of transfer are necessary or desirable to carry out the purposes of this Agreement and to vest LRMK with full right, title and possession to the Preferred Shares, and to vest Hall with the Membership Interest, the officers and directors of LRMK and Hall are fully authorized in the name of their respective corporations, limited liability company or otherwise to take, and will take, all such lawful and necessary or desirable action.

7. POWER AND AUTHORITY. LRMK and Hall have all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by the LRMK Board and the managing member of Crazy Grazer and no other corporate proceedings on the part of LRMK or Crazy Grazer are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

8. ACCESS AND REVIEW OF RECORDS. LRMK and Hall both acknowledge that each has had the opportunity to review both the LRMK corporate records and financial statements and the Crazy Grazer limited liability records and financial statements and both Parties are satisfied that they are executing this Agreement with the full understanding of such information.

9. TITLE TO PREFERRED SHARES AND TITLE TO THE MEMBERSHIP INTEREST. LKMK has good and defensible title to the Membership Interest, and Hall has good and defensible title to the Preferred Shares.

10. NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made herein shall not survive beyond the Effective Time or a termination of this Agreement. This Section 11 shall not limit any covenant or agreement of the parties hereto which by its terms requires performance after the Effective Time.

11. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

12. VALIDITY. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

13. .NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to each other party at such address as the person to whom notice is given may have furnished to the others in writing.

14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

15. PERSONAL LIABILITY. This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any direct or indirect stockholder or member of LRMK, Crazy Grazer, Hall or any officer, director, employee, agent, representative or investor of any party hereto.

16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

In WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.



HALL:

By:  /s/ Richard M. "Mick" Hall
     --------------------------
    	 Richard M. "Mick" Hall

LRMK:
Left Right Marketing Technologies, Inc.
a Delaware corporation

By: /s/ S. Matthew Schultz
    ----------------------
        S. Matthew Schultz

CRAZY GRAZER:
CrazyGrazer.com, Limited Liability Company a Nevada Limited Liability Company


By: Left Right Marketing Technologies, Inc.
Its: Sole and Managing Member

By: /s/ S. Matthew Schultz
    ----------------------
        S. Matthew Schultz




2.         Current Report on Form 8-K filed on April 11, 2005.



			         UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) MARCH 15, 2005


                       Commission file number: 000-09047

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                (Name of small business issuer in its charter)


        DELAWARE                                  02-0314487
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                  Identification No.)


              585 WEST 500 SOUTH #180
                  BOUNTIFUL, UTAH                         84010
        (Address of principal executive offices)        (zip code)

                   Registrant's Telephone Number: (801) 244-4405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 15, 2005, the Registrant entered into an Equity-For-Debt Agreement with S. Matthew Schultz, the Registrant's recently appointed President. The Registrant agreed to exchange $420,000 in debt due to Mr. Schultz for 42,000,000 shares of the Registrant's restricted common stock, par value $0.001. As of the date of this filing the 42,000,000 shares have not been issued. A copy of the Equity-For-Debt Exchange Agreement is attached hereto as
Exhibit 10-1.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On March 15, 2005, the Registrant agreed to issue 42,000,000 shares of restricted common stock pursuant to an Equity-For Debt Agreement as discussed in Item 1.01 above. The Registrant believes that the issuance of the shares to Mr. Schultz is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). Mr. Schultz, because of his position with the Registrant, was deemed to be an accredited investor, as such term is defined in rule 501(a) of Regulation D promulgated under the Securities Act of 1933. The shares will be issued directly by the Registrant and did not involve a public offering or general solicitation. There were no commissions paid on the issuance of the shares.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Pursuant to the Equity-For-Debt Agreement discussed in Item 1.01 above, S. Matthew Schultz is to receive 42,000,000 shares of the Registrant's restricted common stock. The 42,000,000 shares Mr. Schultz will receive, together with his current holdings, will represent approximately 60% of the Registrant's issued and outstanding shares of common stock.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


EXHIBIT NUMBER 	EXHIBIT TITLE OF DESCRIPTION

10-1          	Equity-For-Debt Exchange Agreement dated March 15, 2005 between
		Left Right Marketing Technology, Inc. and S. Matthew Schultz.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LEFT RIGHT MARKETING TECHNOLOGY, INC.


By: /s/ S. Matthew Schultz
    ----------------------
        S. Matthew Schultz,
	President

Date: April 11, 2005



EX-10 2 ex10-1.htm EQUITY FOR DEBT AGREEMENT DATED MARCH 15, 2005
                      EQUITY-FOR-DEBT EXCHANGE AGREEMENT

This Equity-For-Debt Exchange Agreement (the "Agreement") is made and entered into as of this 15th day of March 2005, by and between LEFT RIGHT MARKETING TECHNOLOGY, INC. a Delaware corporation (the "Company") and MATTHEW SCHULTZ, an individual (the "Creditor").

                                   RECITALS

WHEREAS, the Creditor and the Company have agreed to exchange approximately $420,000 of obligations, (generated from the Company's obligation as lessee and Creditor as an assignee of Company's lessor), of the Company payables to the Creditor (the "Obligation") for 42,000,000 shares of restricted common stock of the Company, on the terms and conditions contained in this Agreement.

                                   AGREEMENT

NOW THEREFORE, in consideration of the Recitals and the mutual covenants, conditions, representations and warranties hereinafter set forth, the parties agree as follows:

   1. EXCHANGE. ON MARCH 29TH, 2005 (OR WITHIN 2 BUSINESS DAYS THEREOF IF THE TRANSACTION CANNOT BE CONSUMMATED ON THE 29TH), (I) CREDITOR WILL DELIVER OR CAUSE TO BE DELIVERED THE ACKNOWLEDGEMENT OF SATISFACTION ("SATISFACTION") TOGETHER WITH APPROPRIATE TRANSFER DOCUMENTS EXECUTED IN BLANK TO THE COMPANY OR DELIVER OR CAUSE TO BE DELIVERED THE SATISFACTION TO AN ACCOUNT OF THE TRUSTEE, IF ANY, FOR THE SATISFACTION FOR THE BENEFIT OF THE COMPANY AS REQUESTED BY THE COMPANY, AND (II) THE COMPANY WILL CAUSE TO BE ISSUED TO THE CREDITOR 42 MILLION SHARES OF COMMON STOCK OF THE COMPANY (THE "SHARES") IN THE NAME OF THE CREDITOR OR IN THE NAME OF A CUSTODIAN OR NOMINEE OF THE CREDITOR AS REQUESTED BY THE CREDITOR IN EXCHANGE FOR THE SATISFACTION PLUS ALL CLAIMS ARISING OUT OF OR RELATING TO THE SATISFACTION.

   2. SECURITIES LAW COMPLIANCE. THIS AGREEMENT, THE OFFER, ISSUE, EXCHANGE AND DELIVERY OF THE COMMON STOCK UNDER THE CIRCUMSTANCES CONTEMPLATED BY THIS AGREEMENT CONSTITUTES OR WILL CONSTITUTE, AS THE CASE MAY BE, AN EXEMPTED TRANSACTION UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND NOW IN EFFECT (THE "ACT"), AND REGISTRATION OF THE COMMON STOCK UNDER THE ACT IS NOT REQUIRED. THE COMPANY SHALL MAKE SUCH FILINGS AS MAY BE NECESSARY TO COMPLY WITH THE FEDERAL SECURITIES LAWS AND THE BLUE SKY LAWS OF ANY STATE, WHICH FILINGS WILL BE MADE IN A TIMELY MANNER PRIOR TO THE EXCHANGE OF THE COMMON STOCK.

   3. INVESTMENT REPRESENTATIONS. CREDITOR REPRESENTS AND AGREES THAT IT IS ACQUIRING THE COMMON STOCK FOR ITS OWN ACCOUNT, NOT AS A NOMINEE OR AGENT, FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION OR PUBLIC OFFERING THEREOF WITHIN THE MEANING OF THE ACT, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

   4. ACCESS TO INFORMATION. CREDITOR REPRESENTS THAT IT HAS BEEN GIVEN FULL AND COMPLETE ACCESS TO THE COMPANY FOR THE PURPOSE OF OBTAINING SUCH INFORMATION AS CREDITOR OR ITS QUALIFIED REPRESENTATIVE HAS REASONABLY REQUESTED IN CONNECTION WITH THE DECISION TO EXCHANGE THE COMMON STOCK. CREDITOR REPRESENTS THAT IT HAS BEEN AFFORDED THE OPPORTUNITY TO ASK QUESTIONS OF THE OFFICERS OF THE COMPANY REGARDING ITS BUSINESS PROSPECTS AND THE COMMON STOCK, ALL AS CREDITOR'S QUALIFIED REPRESENTATIVE HAS FOUND NECESSARY TO MAKE AN INFORMED INVESTMENT DECISION TO EXCHANGE THE SATISFACTION FOR THE COMMON STOCK.

   5. ACCREDITED INVESTOR. CREDITOR IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A) UNDER THE ACT, AND COMES WITHIN AT LEAST ONE CATEGORY AS SET FORTH IN SAID RULE. CREDITOR AGREES TO FURNISH ANY ADDITIONAL INFORMATION, WHICH THE COMPANY DEEMS NECESSARY IN ORDER TO VERIFY THAT CREDITOR IS AN ACCREDITED INVESTOR.

   6. RESTRICTIVE LEGENDS. IT IS UNDERSTOOD THAT EACH CERTIFICATE REPRESENTING THE COMMON STOCK AND ANY OTHER SECURITIES ISSUED IN RESPECT OF THE COMMON STOCK UPON ANY STOCK SPLIT, STOCK DIVIDEND, CONVERSION, RECAPITALIZATION, MERGER OR SIMILAR EVENT (UNLESS NO LONGER REQUIRED IN THE OPINION OF COUNSEL FOR THE COMPANY) SHALL BE STAMPED OR OTHERWISE IMPRINTED WITH LEGENDS SUBSTANTIALLY IN THE FOLLOWING FORM (IN ADDITION TO ANY LEGEND THAT MAY NOW OR HEREAFTER BE REQUIRED BY APPLICABLE STATE
       LAW):

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT."

   7. CLOSING. THE CLOSING UNDER THIS AGREEMENT SHALL BE HELD ON OR ABOUT MARCH 29, 2005 AT THE OFFICES OF THE COMPANY OR AT SUCH OTHER TIME OR PLACE AS THE PARTIES SHALL DESIGNATE. AT THE CLOSING, (A) CREDITOR WILL DELIVER THE SATISFACTION AND (B) THE COMPANY WILL DELIVER CERTIFICATES FOR 42,000,000 SHARES OF RESTRICTED COMMON STOCK TO CREDITOR:

   8. ENTIRE AGREEMENT; MODIFICATION. THIS AGREEMENT CONSTITUTES THE ENTIRE, FINAL AND COMPLETE AGREEMENT BETWEEN CREDITOR AND THE COMPANY AND SUPERSEDES AND REPLACES ALL PRIOR OR EXISTING WRITTEN AND ORAL AGREEMENTS BETWEEN CREDITOR AND THE COMPANY AND MAY ONLY BE MODIFIED IN WRITING BY THE AGREEMENT OF ALL PARTIES.

   9. APPLICABLE LAW; DISPUTE RESOLUTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF. ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE SETTLED BY BINDING ARBITRATION BEFORE A SINGLE ARBITRATOR UNDER THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATOR SHALL AWARD THE PREVAILING PARTY ITS COSTS AND EXPENSES, TOGETHER WITH REASONABLE ATTORNEYS' FEES (INCLUDING THE ALLOCABLE SHARE, IF ANY, OF IN-HOUSE COUNSEL FEES) AND, ACCOUNTANTS' AND EXPERT WITNESS FEES, IF ANY. THE AWARD OF THE ARBITRATOR MAY BE ENTERED IN AND ENFORCED BY ANY COURT OF COMPETENT JURISDICTION.


   10. NOTICE.  EACH  NOTICE,  INSTRUCTION OR  OTHER  CERTIFICATE  REQUIRED  OR
       PERMITTED BY THE TERMS HEREOF SHALL BE IN WRITING AND SHALL BE COMMUNICATED BY PERSONAL DELIVERY, FAX OR REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE PARTIES HERETO AT THEIR RESPECTIVE ADDRESSES, OR AT SUCH OTHER ADDRESS AS ANY OF THEM MAY DESIGNATE BY NOTICE TO EACH OF THE OTHERS.

IN WITNESS WHEREOF, THE PARTIES HAVE DULY EXECUTED THIS AGREEMENT AS OF THE DATE FIRST ABOVE MENTIONED.



Creditor:                                Left Right Marketing Technology, Inc.,
					 a Delaware corporation

/s/ Matthew Schultz                      By: /s/ Lawrence S. Schroeder
-------------------			     -------------------------
    Matthew Schultz                              Lawrence S. Schroeder,
						 Secretary





3. Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004, filed on May 6, 2005.

                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 10-KSB

              [X] ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                    For the fiscal year ended December 31, 2004

         [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      Commission file number: 000-09047

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                (Name of small business issuer in its charter)


     DELAWARE               		 	   02-0314487
(State or other jurisdiction of 		(I.R.S. Employer
incorporation or organization) 			Identification No.)


	      585 WEST 500 SOUTH #180
	          BOUNTIFUL, UTAH                         84010
	(Address of principal executive offices)        (zip code)

Issuer's Telephone Number: (801) 244-4405

Securities registered under Section 12(b) of the Exchange Act:  None.

Securities registered under Section 12(g) of the Exchange Act:

                         Common Stock, $.001 par value
                               (Title if Class)

      Check  whether  the  issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No _____

      Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-
KSB or any amendment to this Form 10-KSB.  [     ]

      The issuer's revenues for its most recent fiscal year ended December 31, 2004. $0.

      The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the average bid and ask price, as of February 16, 2005 was $45,848.56 based on a share value of $0.02.

      The number of shares of Common Stock, $0.001 par value, outstanding on February 16, 2005, was 54,420,328 shares.

      Transitional Small Business Disclosure Format (check one): Yes  ___ No X

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                           FOR THE FISCAL YEAR ENDED
                               DECEMBER 31, 2004

                                INDEX TO REPORT
                                ON FORM 10-KSB

PART I                                                   Page(s)


Item 1.Description of Business                              2
Item 2.Description of Property                              6
Item 3.Legal Proceedings                                    6
Item 4.Submission of Matters to a Vote of Security Holders  6



PART II

Item 5. Market for Common Equity and Related
Stockholder Matters                         		    6
Item 6. Plan of Operation                                   9
Item 7. Financial Statements                               12
Item 8. Changes in and Disagreements with Accountants
on Accounting and Financial Disclosure                     13
Item 8A.Controls and Procedures                            13
Item 8B.Other Information                                  13


PART III

Item 9. Directors, Executive Officers, Promoters and
Control Persons; Compliance With Section 16(a)
of the Exchange Act                                        13
Item 10.Executive Compensation                             16
Item 11.Security Ownership of Certain Beneficial Owners
 and Management                                            16
Item 12.Certain Relationships and Related Transactions     18
Item 13.Exhibits                                           18
Item 14 Principal Accountant Fees and Services             19

                          FORWARD-LOOKING STATEMENTS

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

      Forward-looking statements may include the words "may," "could," "estimate," "intend," "continue," "believe," "expect" or "anticipate" or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

      Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any or our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

   o  Our current deficiency in working capital;

   o  increased   competitive  pressures  from  existing  competitors  and  new entrants;

   o increases in interest rates or our cost of borrowing or a default under any material debt agreements;

   o  deterioration in general or regional economic conditions;

   o adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

   o  loss of customers or sales weakness;

   o  inability to achieve future sales levels or other operating results;

   o  the unavailability of funds for capital expenditures; and

   o  operational inefficiencies in distribution or other systems.


      For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see "Factors That May Affect Our Plan of Operation" in this document.

      In this filing references to "Company," "we," "our," and/or "us," refers to Left Right Marketing Technology, Inc., a Delaware corporation.



                                    PART I

ITEM 1.     DESCRIPTION OF BUSINESS.

(A) GENERAL BUSINESS DEVELOPMENT

      Left Right Marketing Technology, Inc., formerly Global Gaming Technology, Inc., was incorporated in the state of Delaware in 1973. We had been dormant for several years until October 6, 2000, when we entered into a contract for the sale of used equipment to a California tribal casino. Although opportunities existed in this market and in foreign export of used gaming equipment, we were unable to perform in this market due to competition from large manufacturers, jurisdictional regulatory laws and our inability to obtain funding.

      On June 30, 2003, our management signed a binding letter of intent to merge with Left Right Marketing & Technology, Inc., a private Nevada corporation ("LRMT"). In anticipation of closing the merger with LRMT, on July 30, 2003, we filed an amendment to its Certificate of Incorporation to effectuate (i) a name change to Left Right Marketing Technology, Inc., (ii) a 1 for 5 reverse split of its outstanding shares of common stock, and (iii) increase its authorized shares of common stock to 100,000,000 shares, $0.001 par value, and 25,000,000 shares of preferred stock, $0.001.

      Effective September 29, 2003, we completed a reverse triangular merger by and among us, Global Gaming Technologies, Inc., a Nevada Corporation ("GGTI") our wholly owned subsidiary, and LRMT, whereby we issued 36,390,000 shares of its restricted common stock in exchange for 100% of LRMT's outstanding common stock. Pursuant to the terms of the merger, LRMT merged with GGTI wherein GGTI ceased to exist and LRMT became our wholly owned subsidiary.

      On October 29, 2003, our board of directors approved a change in our year-end from June 30 to December 31.

      Our primary motivation for the merger was to obtain, from LRMT, the right to acquire CrazyGrazer.com, Limited Liability Company, formerly known as Crazy Grazer, LLC, a Nevada limited liability company ("CrazyGrazer.com") who operates an online shopping mall website, www.CrazyGrazer.com.

      Effective April 26, 2004, we completed a reverse triangular merger by and among LRMT, our wholly owned subsidiary, and CrazyGrazer.com, whereby CrazyGrazer.com merged with LRMT and LRMT ceased to exist and CrazyGrazer.com became our wholly owned subsidiary.

      Effective February 16, 2005, Richard M. Hall as the sole member of the board of directors appointed S. Mathew Schultz to our board of directors. Concurrently, Mr. Hall resigned as our President and Director and Mr. Schultz as the sole member of the board of directors appointed himself as our President and appointed Lawrence S. Schroeder as our Secretary, Treasurer and a Director.

      On March 8, 2005, the Company, Richard M. Hall and CrazerGrazer.com executed a Rescission Agreement, whereby the parties individually agreed and jointly agree that the merger agreement effective April 26, 2005 and all terms, conditions, covenants, representations and warranties contained in the merger agreement be rescinded and deemed null and void, effective immediately. Pursuant to the Rescission Agreement, the liabilities and assets of CrazyGrazer.com that existed at the time of the merger and as existed as of the closing of the Rescission Agreement remained the liabilities and assets of CrazyGrazer.com.

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles that contemplate the continuance of us as a going concern. Our cash position may be inadequate to pay all of the costs associated with its intended business operations. Management intends to use borrowings and security sales to mitigate the effects of its cash position, however no assurance can be given that debt or equity financing, if and when required will be available. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should we be unable to continue existence.

(B) OUR BUSINESS

CHANGE IN BUSINESS DIRECTION

      As a result of the rescission agreement we have abandoned our prior business plan. However, we plan to locate and negotiate with an established business entity for the merger/acquisition of a target business.

      Management believes that there are perceived benefits to being a reporting company with a class of publicly-traded securities. These are commonly thought to include (1) the ability to use registered securities to make acquisition of assets or businesses; (2) increased visibility in the financial community; (3) the facilitation of borrowing from financial institutions; (4) improved trading efficiency; (5) stockholder liquidity; (6) greater ease in subsequently raising capital; (7) compensation of key employees through stock options; (8) enhanced corporate image; and (9) a presence in the United States capital market.

      A business entity, if any, which may be interested in a business combination with us may include (1) a company for which a primary purpose of becoming public is the use of its securities for the acquisition of assets or businesses; (2) a company which is unable to find an underwriter of its securities or is unable to find an underwriter of securities on terms acceptable to it; (3) a company which wishes to become public with less dilution of its common stock than would occur normally upon an underwriting;
(4) a company which believes that it will be able to obtain investment capital on more favorable terms after it has become public; (5) a foreign company which may wish to gain an initial entry into the United States securities market; (6) a special situation company, such as a company seeking a public market to satisfy redemption requirements under a qualified Employee Stock Option Plan; or (7) a company seeking one or more of the other perceived benefits of becoming a public company.

      We are engaged in seeking an acquisition, locating a new business opportunity, finding a business partner, or locating a qualified company as a candidate for a business combination. We are authorized to enter into a definitive agreement with a wide variety of businesses without limitation as to their industry or revenues. It is not possible at this time to predict with which company, if any, we will enter into a definitive agreement or what will be the industry, operating history, revenues, future prospects or other characteristics of that company. However, we initially plan to focus on opportunities and businesses in the Biotechnology/Pharmacology industry.

      We may seek a business opportunity with entities which have recently commenced operations, or which wish to utilize the public marketplace in order to raise additional capital in order to expand business development activities, to develop a new product or service, or for other corporate purposes. We may acquire assets and establish wholly-owned subsidiaries in various businesses or acquire existing businesses as subsidiaries.

      Our management, in all likelihood will not be experienced in matters relating to the business of a target business and will rely solely upon its own efforts in accomplishing our business purposes. Outside consultants or advisors may be utilized by us to assist in the search for qualified target companies. If we do retain such an outside consultant or advisor, any cash fee earned by such person will need to be assumed by the target business, as we have limited cash assets with which to pay such obligation.

      The analysis of new business opportunities will be undertaken by, or under the supervision of Mr. Schultz, our recently appointed President and a Director who is not a professional business analyst. In analyzing prospective business opportunities, management may consider such matters as:

   - the available technical, financial and managerial resources;
   - the availability of audited financial statements;
   - working capital and other financial requirements;
   - history of operations, if any;
   - prospects for the future;
   - nature of present and expected competition;
   - the quality and experience of management services which may be available and the depth of that management;
   - the potential for further research & development;
   - specific risk factors not now foreseeable but which then may be anticipated to impact our proposed activities;
   - the potential for growth or expansion;
   - the potential for profit;
   - the   perceived   public  recognition  or  acceptance  of  products,
     services, or trades;
   - name identification; and
   - other relevant factors.

      Management does not have the capacity to conduct as extensive an investigation of a target business as might be undertaken by a venture capital fund or similar institution. As a result, management may elect to merge with a target business which has one or more undiscovered shortcomings and may, if given the choice to select among target businesses, fail to enter into an agreement with the most investment-worthy target business.

      Following a business combination we may benefit from the services of others in regards to accounting, legal services, underwritings and corporate public relations. If requested by a target business, management may recommend one or more underwriters, financial advisors, accountants, public relations firms or other consultants to provide such services.

      A potential target business may have an agreement with a consultant or advisor, providing that services of the consultant or advisor be continued after any business combination. Additionally, a target business may be presented to us only on the condition that the services of a consultant or advisor be continued after a merger or acquisition. Such preexisting agreements of target businesses for the continuation of the services of attorneys, accountants, advisors or consultants could be a factor in the selection of a target business.

      In implementing a structure for a particular business acquisition, we may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another corporation or entity. We may also acquire stock or assets of an existing business. On the consummation of a transaction, our present management and stockholders may no longer be in control of us. In addition, it is likely that our officers and directors will, as part of the terms of the acquisition transaction, appoint one or more new officers and directors.

      It is anticipated that any securities issued in any such reorganization would be issued in reliance upon an exemption from registration under applicable federal and state securities laws. In some circumstances however, as a negotiated element of a transaction, we may agree to register all or a part of such securities immediately after the transaction is consummated or at specified times thereafter. If such registration occurs, of which there can be no assurance, it will be undertaken by the surviving entity after we have entered into an agreement for a business combination or have consummated a business combination. The issuance of additional securities and their potential sale into any trading market which may develop in our securities may depress the market value of our securities in the future if such a market develops, of which there is no assurance.

      While the terms of a business transaction to which we may be a party cannot be predicted, it is expected that the parties to the business transaction will desire to avoid the creation of a taxable event and thereby structure the acquisition in a tax-free reorganization under Sections 351 or 368 of the Internal Revenue Code of 1986, as amended.

      With respect to any merger or acquisition negotiations with a target business, management expects to focus on the percentage of the Company which target business stockholders would acquire in exchange for their shareholdings in the target business. Depending upon, among other things, the target business's assets and liabilities, our stockholders may hold a lesser percentage ownership interest in the Company following any merger or acquisition. Any merger or acquisition effected by us may have a dilutive effect on the percentage of shares held by our stockholders at such time.

      No assurances can be given that we will be able to enter into a business combination, as to the terms of a business combination, or as to the nature of the target business.

      As of the date hereof, management has not made any final decision concerning or entered into any definitive agreements for a business combination or other transaction. When any such agreement is reached or other material fact occurs, we will file notice of such agreement or fact with the Securities and Exchange Commission on Form 8-K. Persons reading this Annual Report are advised to determine if we have subsequently filed a Form 8-K.

      We anticipate that the selection of a business opportunity in which to participate will be complex and without certainty of success. Management believes (but has not conducted any research to confirm) that there are numerous firms in various industries seeking the perceived benefits of a publicly registered corporation. Such perceived benefits may include facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for incentive stock options or similar benefits to key employees, increasing the opportunity to use securities for acquisitions, and providing liquidity for our stockholders and other factors. Business opportunities may be available in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. We can provide no assurance that we will be able to locate compatible business opportunities.

PERSONNEL

      The Company currently does not have any employees. We are dependent upon our Officers and Directors. We anticipate the assumption of employment base from a company we intend to acquire in the future.

AVAILABLE INFORMATION

      We file annual, quarterly and special reports and other information with the SEC that can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available through the SEC's Electronic Data Gathering Analysis and Retrieval System which is publicly available through the SEC's website (www.sec.gov). Copies of such materials may also be obtained by mail from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

ITEM 2.     DESCRIPTION OF PROPERTY.

      Effective February 16, 2005, we changed our principal address to 585 West 500 South #180, Bountiful, UT 84010. We do not lease or rent this property. Office services are provided at a nominal fee by an officer. Such costs are deemed immaterial to the financial statements and, accordingly, have not been reflected as an expense to us.

ITEM 3.     LEGAL PROCEEDINGS.

      We are not a party to any material legal proceedings.

ITEM 4.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      No matters were submitted to the vote of security holders during the fourth quarter of the fiscal year ended December 31, 2004.
                                    PART II

ITEM 5.     MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

(A) MARKET INFORMATION

      Our Common Stock is traded on the over-the-counter securities market through the National Association of Securities Dealers Automated Quotation Bulletin Board System, under the symbol "LRMK". The following table sets forth the quarterly high and low bid prices for our Common Stock during our last two fiscal years, as reported by a Quarterly Trade and Quote Summary Report of the OTC Bulletin Board. The quotations reflect inter-dealer prices, without retail mark-up, markdown or commission, and not necessarily represent actual transactions.

     		    2004            2003
           	High 	Low 	High  	Low
1st Quarter	1.4 	0.31 	0.008	0.008
2nd Quarter	1.84 	0.2 	0.02 	0.008
3rd Quarter	0.43	0.045	1.40 	0.00
4th Quarter	0.37	0.016	6.00 	0.35


Note: We traded on the OTC:BB through August 25, 2003 under the symbol "GBTE". From August 25, 2003 through September 23, 2003, as a result of our name change, our OTC:BB trading symbol was changed from "GBTE" to "LRMKV." On September 24, 2003 our symbol was changed to "LRMK."

(B) HOLDERS OF COMMON STOCK

      As of February 16, 2005, we had approximately 69 stockholders of record of the 54,420,328 shares outstanding.

(C) DIVIDENDS

      We have never declared or paid dividends on our Common Stock. We intend to follow a policy of retaining earnings, if any, to finance the growth of the business and do not anticipate paying any cash dividends in the foreseeable future. The declaration and payment of future dividends on the Common Stock will be the sole discretion of the Board of Directors and will depend on our profitability and financial condition, capital requirements, statutory and contractual restrictions, future prospects and other factors deemed relevant.

(D) SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

CONSULTANT AND EMPLOYEE STOCK COMPENSATION PLANS

      Effective January 20, 2004, we adopted a Consultant and Employee Stock Compensation Plan. The maximum number of shares that may be issued pursuant to the plan is 782,000 shares. As of January of 2004, all of the shares have been granted under the plan.
      On April 22, 2004, we amended the compensation plan to make available an additional 4,100,000 shares of common stock. As of December 31, 2004, all of the shares have been granted under the plan.

      Effective December 10, 2004, we adopted a 2005 Consultant and Employee Stock Compensation Plan. The maximum number of shares that may be issued pursuant to the plan is 2,000,000 shares. As of December 31, 2004, none of the shares had been granted under the plan. On January 7, 2005, the 2,000,000 shares were granted to a consultant.

EQUITY COMPENSATION PLAN INFORMATION

      We maintain consultant and employee stock compensation plans to allow the Company to compensate officers, directors, employees, consultants and certain other persons providing bona fide services to the Company or to compensate officers, directors and employees for accrual of salary, through the award of our common stock. The following table sets forth information regarding outstanding shares issued under the plan and shares reserved for future issuances under the plan as of December 31, 2004.

      		Number        	   Weighted-
                of shares to be    average
                issued upon        exercise        	     Number of shares remaining
                exercise of        price of		     available for future
                outstanding        outstanding		     issuance under consultant and
                options, warrants  options,		     employee compensation
                and rights         warrants and	 	     plan (excluding shares
Plan Category        (a)           rights		     reflected in column (a))
                                    (b)					(c)

Equity                -            $ -                         		     -
compensation
plans
approved by
stockholders

Equity                -            $ -                       	     2,000,000
compensation
plans not
approved by
stockholders

Total                 -            $ -                     	     2,000,000 (1)


(1) On January 7, 2005, the 2,000,000 shares were granted. Currently, there are no shares available for grant under an equity compensation plan.

RECENT SALES OF UNREGISTERED SECURITIES

      On December 2, 2004, we issued 2,030,816 shares of our restricted common stock to Wexford Capital Ventures as partial compensation for services rendered to the Company. We believe that the issuance and sale of the shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2).

Subsequent Issuances

      On January 7, 2005, we issued 2,000,000 shares of our restricted common stock to Affinity Financial Group, Inc. pursuant to its consulting agreement dated December 9, 2004. We believe that the issuance and sale of the shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2).

      On March 15, 2005, we entered into an Equity-for-Debt Exchange Agreement with S. Matthew Schultz wherein we agreed to exchange $420,000 in debt due to Mr. Schultz for 42,000,000 shares of our restricted common stock. We believe that the issuance of the shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2).

ITEM 6.     PLAN OF OPERATION.

      With the exception of historical matters, the matters discussed herein are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements concerning operations and available cash flow. Our actual results could differ materially from the results discussed in such forward-looking statements. The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes thereto appearing elsewhere herein.

OVERVIEW

      As a result of the Company's lack of significant revenue generation and considering CrazyGrazer.com's liabilities and lack of assets, the Company's new management, CrazyGrazer.com and Richard M. Hall determined that it is in the best interest to all parties to rescind the merger completed on April 26, 2004.

      Effective March 8, 2005, the parties entered into a rescission agreement whereby deemed the merger agreement null and void effective immediately.

      SATISFACTION OF OUR CASH OBLIGATIONS FOR THE NEXT TWELVE MONTHS. We plan on satisfying our cash obligations over the next twelve months through additional equity and/or third party financing. Our officers and directors have been working on various methods of capitalizing the Company; however as of this date we do not have equity or debt financing secured. We do not anticipate generating revenues sufficient to satisfy our working capital requirements within the next twelve months. We have included in our recent business plan the concept of seeking merger candidates or other means of perfecting a business opportunity.

      SUMMARY OF ANY PRODUCT RESEARCH AND DEVELOPMENT THAT WE WILL PERFORM FOR THE TERM OF OUR PLAN OF OPERATION. We do not anticipate the requirement of any product research or development in the next twelve months.

      SIGNIFICANT CHANGES IN THE NUMBER OF EMPLOYEES. We currently do not have any full-time employees, and until we either obtain sufficient capital to pursue our business plan, or acquire a business with sufficient cash, or merge with such a company, we will not require new employees.
PLAN OF OPERATION

CHANGE IN BUSINESS DIRECTION

      As a result of the rescission agreement we have abandoned our prior business plan. However, we plan to locate and negotiate with an established business entity for the merger/acquisition of a target business.

      We plan to locate and negotiate with a business entity for the merger of a target business into us. In certain instances, a target business may wish to become a subsidiary of us or may wish to contribute assets to us rather than merge. No assurances can be given that we will be successful in locating or negotiating with any target business.

      Management is actively engaged in seeking a qualified company as a candidate for a business combination. We are authorized to enter into a definitive agreement with a wide variety of businesses without limitation as to their industry or revenues. It is not possible at this time to predict with which company, if any, we will enter into a definitive agreement or what will be the industry, operating history, revenues, future prospects or other characteristics of that company.

      As of the date hereof, management has not made any final decision concerning or entered into any written agreements for a business combination. When any such agreement is reached or other material fact occurs, we will file notice of such agreement or fact with the Securities and Exchange Commission on Form 8-K.

LIQUIDITY AND CAPITAL RESOURCES

      A critical component of our operating plan impacting our continued existence is the ability to obtain additional capital through additional equity and/or debt financing. We do not anticipate enough positive internal operating cash flow until such time as we can locate a merger or acquisition target or generate substantial revenues, which may take the next few years to fully realize. In the event we cannot obtain the necessary capital to pursue our operations, we may have to cease or significantly curtail our operations. This would materially impact our ability to continue operations.

      Since inception, we have financed our cash flow requirements through the issuance of common stock. As we continue our activities, we may continue to experience net negative cash flows from operations, pending consummation of a merger or acquisition or the receipt of sales revenues. Additionally we anticipate obtaining additional financing to fund operations through common stock offerings and bank borrowings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital.

      Over the next twelve months we believe that existing capital and anticipated funds from operations will not be sufficient to sustain operations. Consequently, we will be required to seek additional capital in the future to fund operations through additional equity or debt financing or credit facilities. No assurance can be made that such financing would be available, and if available it may take either the form of debt or equity. In either case, the financing could have a negative impact on our financial condition and our Stockholders.

      We anticipate incurring operating losses over the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies searching for viable merger or acquisition candidates. Such risks include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks we must, among other things, implement and successfully execute our revised business model, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

FACTORS THAT MAY AFFECT OUR PLAN OF OPERATION

WE HAVE HISTORICALLY LOST MONEY AND LOSSES MAY CONTINUE IN THE FUTURE, WHICH MAY CAUSE US TO CURTAIL OPERATIONS.

      Since our inception we have not been profitable and have lost money on both a cash and non-cash basis. For the years ended December 31, 2004 and December 31, 2003 we incurred net losses of $2,743,938 and $1,431,870 respectively. Our accumulated deficit at the end of December 31, 2004 was $(4,175,808). Future losses are likely to occur, as we are dependent on spending money to pay for our operations. No assurances can be given that we will be successful in reaching or maintaining profitable operations. Accordingly, we may experience liquidity and cash flow problems. If our losses continue, our ability to operate may be severely impacted.

WE ARE AN INSIGNIFICANT PARTICIPANT IN THE BUSINESS OF SEEKING MERGERS WHEREIN A LARGE NUMBER OF ESTABLISHED AND WELL FINANCED ENTITIES ARE OUR COMPETITORS.

      We are and will continue to be an insignificant participant in the business of seeking mergers with and acquisitions of business entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies, which may be merger or acquisition target candidates for us. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than we do and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete with numerous other small public companies in seeking merger or acquisition candidates.

WE CHANGED OUR MANAGEMENT ON FEBRUARY 16, 2005 AND ARE UNSURE OF THE EFFECT ON OUR ABILITY TO OPERATE.

      On February 16, 2005, Richard M. Hall as the sole member of the board of directors appointed S. Mathew Schultz to the board of directors and concurrently, Mr. Hall resigned as President and Director of the Company. Mr. Schultz as the sole member of the Company appointed himself as President of the Company and appointed Lawrence S. Schroeder as Secretary, Treasurer and a Director of the Company. Although Mr. Schultz and Mr. Schroeder have experience in business matters, we are unsure as to whether Mr. Schultz and Mr. Schroeder will provide a positive benefit to us in light of our current financial position.
SINCE OUR SHARES ARE THINLY TRADED, AND TRADING ON THE OTC BULLETIN BOARD MAY BE SPORADIC BECAUSE IT IS NOT AN EXCHANGE, STOCKHOLDERS MAY HAVE DIFFICULTY RESELLING THEIR SHARES.

      Our common shares are currently quoted for public trading on the Over-the-Counter Bulletin Board. The trading price of our common shares has been subject to wide fluctuations. Trading prices of our common shares may fluctuate in response to a number of factors, many of which will be beyond our control. The stock market has generally experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies with limited business operations. There can be no assurance that trading prices and price earnings ratios previously experienced by our common shares will be matched or maintained. These broad market and industry factors may adversely affect the market price of our common shares, regardless of our operating performance.

      In the past, following periods of volatility in the market price of a company's securities, securities class-action litigation has often been instituted. Such litigation, if instituted, could result in substantial costs for us and a diversion of management's attention and resources.

BECAUSE OUR COMMON STOCK IS DEEMED A LOW-PRICED "PENNY" STOCK, AN INVESTMENT IN OUR COMMON STOCK SHOULD BE CONSIDERED HIGH RISK AND SUBJECT TO MARKETABILITY RESTRICTIONS.

      Since our common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

   - Deliver to the customer, and obtain a written receipt for, a disclosure document;
   - Disclose certain price information about the stock;
   - Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
   - Send  monthly   statements   to  customers  with  market  and  price
     information about the penny stock; and
   - In some circumstances, approve the purchaser's account under certain standards and deliver written statements to the customer with information specified in the rules.

      Consequently,  the  penny  stock  rules   may  restrict  the  ability  or
willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

WE WILL NEED ADDITIONAL CAPITAL IN THE FUTURE TO FINANCE OUR OPERATIONS, WHICH WE MAY NOT BE ABLE TO RAISE OR IT MAY ONLY BE AVAILABLE ON TERMS UNFAVORABLE TO US OR OUR STOCKHOLDERS, WHICH MAY RESULT IN OUR INABILITY TO FUND OUR WORKING CAPITAL REQUIREMENTS AND HARM OUR OPERATIONAL RESULTS.

      If operating difficulties or other factors, many of which are beyond our control, because our revenues or cash flows from operations, if any, to decrease, we may be limited in our ability to spend the capital necessary to complete our revised business plan. If our resources or cash flows do not rapidly commence, we will require additional financing to fund our planned growth.

      Additional financing might not be available on terms favorable to us, or at all. If adequate funds were not available or were not available on acceptable terms, our ability to fund our operations, take advantage of unanticipated opportunities, develop or enhance our business or otherwise respond to competitive pressures would be significantly limited.

      If we raise additional funds through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders would be reduced, and these newly issued securities might have rights, preferences or privileges senior to those of existing stockholders.

OUR AUDITOR'S REPORT REFLECTS THE FACT THAT WITHOUT REALIZATION OF ADDITIONAL CAPITAL, IT WOULD BE UNLIKELY FOR US TO CONTINUE AS A GOING CONCERN.

      As a result of our deficiency in working capital at December 31, 2004 and other factors, our auditors have included a paragraph in their report regarding substantial doubt about our ability to continue as a going concern. Our plans in this regard are to seek merger or acquisition candidates, seek additional funding through future equity private placements or debt facilities.

OFF BALANCE SHEET ARRANGEMENTS

      As of December 31, 2004, CrazyGrazer.com was considered a variable interest entity to the Company but as of March 8, 2005, pursuant to the rescission agreement, CrazyGrazer.com is no longer a variable interest entity to the Company.

      Currently we do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

GOING CONCERN

      The financial statements included in this filing have been prepared in conformity with generally accepted accounting principles that contemplate the continuance of the Company as a going concern. The Company's cash position is inadequate to pay all of the costs associated with its operations. Management intends to use borrowings and security sales to mitigate the effects of its cash position, however no assurance can be given that debt or equity financing, if and when required will be available. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should the Company be unable to continue existence.
ITEM 7.     FINANCIAL STATEMENTS.

      Please See Index to the Company's Financial Statements and Financial Statement Schedules appearing on page F-1 through F-14 of this Form 10-KSB.



ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

      We have had no disagreements with our independent auditors on accounting or financial disclosures.

ITEM 8A.    CONTROLS AND PROCEDURES

      We maintain disclosure controls and procedures designed to ensure that information required to be disclosed in reports filed under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the specified time periods. As of the end of the period covered by this report, Mathew Schultz, our Chief Executive Officer and Principal Financial Officer evaluated the effectiveness of our disclosure controls and procedures. Based on the evaluation, which disclosed no significant deficiencies or material weaknesses, Mr. Schultz, our Chief Executive Officer and Principal Financial Officer concluded that our disclosure controls and procedures are effective. There were no changes in our internal control over financial reporting that occurred during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

ITEM 8B.    OTHER INFORMATION

      None.

                                   PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      On December 20, 2004, Eugene "Rock" Newman resigned as Chairman of the Board of the Company to pursue other opportunities. Mr. Newman's resignation was not a result of any disagreement with the Company or management.

      On February 16, 2005, Richard Michael "Mick" Hall as the sole member of the board of directors appointed S. Matthew Schultz to the board of directors of the Company. Concurrently, Mr. Hall resigned from the Company's board of directors and as President, and Heather M. Hall resigned as Secretary and Treasurer. Mr. Schultz as the sole member of the board of directors appointed himself as President of the Company and appointed Lawrence S. Schroeder as Secretary, Treasurer and a Director of the Company.

      The members of our board of directors serve for one year terms and are elected at the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the board of directors.

      Information as to our current directors and executive officers is as follows:


Name                 	Age 	Positions and Offices held

S. Matthew Schultz   	36 	President and Director
Lawrence S. Schroeder	57 	Secretary, Treasurer and Director


DUTIES, RESPONSIBILITIES AND EXPERIENCE

S. MATTHEW SCHULTZ, PRESIDENT AND A DIRECTOR: From April of 2003 to Present, Mr. Schultz has been President of Wexford Capital Ventures, Inc., a Utah based strategic financial consulting firm. Mr. Schultz has been instrumental in creating successful investor awareness campaigns for numerous publicly traded companies, and assisted in private placement offerings for both the United States and abroad. From 1999 to 2003, Mr. Schultz was the Chairman of Pali Financial Group, Inc., an investment banking firm specializing in small cap securities. Mr. Schultz also served as the vice-president of the Utah Consumer Lending Association during 1998-1999.

LAWRENCE S. SCHROEDER, SECRETARY, TREASURER AND A DIRECTOR: From 1992 to Present, Mr. Schroeder works as a private consultant to hospitality and other industries. Clients include the NFL, NASCAR, MLB, NHL and their officially licensed consumer products. Mr. Schroeder is a Director for Responsive Marketing & Communications which was the official marketing agency of record for the 1996 Olympic Games. Mr. Schroeder is also Chairman and CEO of New World Entertainment which is a joint venture partner with Fortune Brands, specifically Jim Beam brands worldwide, developer of "Jim Beam Roadhouse" concept in Europe.

ELECTION OF DIRECTORS AND OFFICERS.

      Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

      No Executive Officer or Director of the Corporation has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

      No Executive Officer or Director of the Corporation has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

      No Executive Officer or Director of the Corporation is the subject of any pending legal proceedings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that as of the date of this filing they were all current in their filings.

AUDIT COMMITTEE AND FINANCIAL EXPERT

      We do not have an Audit Committee, our board of directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

      We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our start-up operations, we believe the services of a financial expert are not warranted.

CODE OF ETHICS

      A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

      (1)  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
      (2)  Full,  fair,  accurate,  timely  and  understandable  disclosure  in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
      (3)  Compliance with applicable governmental laws, rules and regulations;
      (4)  The prompt internal reporting  of  violations  of  the  code  to  an appropriate person or persons identified in the code; and
      (5)  Accountability for adherence to the code.

      We have not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

      Our decision to not adopt such a code of ethics results from our having only 2 executive officers and directors operating as the management for the Company. We believe that as a result of the limited interaction which occurs having such a small management structure for the Company eliminates the current need for such a code, in that violations of such a code would be reported to the party generating the violation.




NOMINATING COMMITTEE

      We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors, perform some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company with limited operations and resources.

ITEM 10.    EXECUTIVE COMPENSATION

      The following table sets forth the cash compensation of the Company's executive officers during the last two fiscal years of the Company. The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance and other benefits provided to such individuals that are extended in connection with the conduct of the Company's business.

                          SUMMARY COMPENSATION TABLE

                                   	Annual Compensation                  Long Term Compensation
                                                                    		Awards      Payouts
Name and Principal Position Year Salary Bonus Other Annual Restricted  Options   LTIP    All other
                                             Compensation   Stock               payouts  compensation
Mick Hall,
Former President/CEO (1)    2004 $95,250 -0-      -0-        -0-      -0-    -0-            -0-
                            2003 $95,250 -0-      -0-        -0-      -0-    -0-            -0-

   (1)Mr. Hall was appointed President and CEO of the Company on July 30, 2003 and resigned on February 16, 2005.

TERMINATION OF EMPLOYMENT

      There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in Cash Consideration set out above which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.

COMPENSATION OF DIRECTORS

      All directors will be reimbursed for expenses incurred in attending Board or committee, when established, meetings.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

      The following table presents information, to the best of the Company's knowledge, about the beneficial ownership of our common stock on February 16, 2005, relating to the beneficial ownership of the Company's common stock by those persons known to beneficially own more than 5% of the Company's capital stock and by its directors and executive officers. The percentage of beneficial ownership for the following table is based on 54,420,328 shares of common stock outstanding.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after closing of the merger through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

SECURITY OWNERSHIP OF MANAGEMENT

                                                           Percent
                                            Number      Beneficially
Name and Address of Beneficial Owner (1)  of Shares       Owned (2)

S. Matthew Schultz                      15,927,900 (3)    29%
585 West 500 South, Suite 180
Bountiful, UT 84010

Lawrence S. Schroeder                         0            0%
3959 Ruskin Street
Las Vegas, NV 89147

All Directors & Officers as a Group       15,927,900      29%

   1. As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
   2. Figures are rounded to the nearest whole percent.
   3. 800,000 shares of the 15,927,900 shares are held by the Schultz family trust.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Name and Address of Beneficial Owner (1)                  Number       Percent
                                                        of Shares   Beneficially
                                                                       Owned (2)

Richard M. "Mick" Hall (3) CEO, President and a director 5,500,000 10% Mark Newburg (5) Senior Vice President, COO and a director 2,460,000 5.%
Eugene R. "Rock" Newman (7) Chairman of the Board         10,000,000    18%
Beneficial Owners as a Group                              17,960,000    33%

   1. As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
   2. Figures are rounded to the nearest whole percent.

CHANGES IN CONTROL

      On February 16, 2005, Richard M. "Mick" Hall (former sole officer and director as of February 16, 2005) sold 15,000,000 shares of the Company's common stock owned by Mr. Hall to S. Matthew Schultz (President of the Company as of February 16, 2005) for $80,000 in cash. The shares sold by Mr. Hall to Mr. Schultz, together with Mr. Schultz's current holdings, represent 29% of the Company's issued and outstanding shares of common stock.

      On March 15, 2005, we entered into an Equity-for-Debt Agreement with Mr. Schultz, wherein we agreed to exchange $420,000 in debt due to Mr. Schultz for 42,000,000 shares of the Company's restricted common stock. The 42,000,000 shares Mr. Schultz received, together with his current holdings mentioned above, represent approximately 60% of the Company's outstanding shares of common stock.

ITEM 12.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      None.

ITEM 13.    EXHIBITS

(a) Exhibits


10-1  Rescission Agreement, dated 3/8/05 (Incorporated by reference to
      Exhibit 10-1 for Form 8-K filed on 3/24/05)

10-2 Equity for Debt Exchange Agreement, dated 3/8/05 (Incorporated by reference to Exhibit 10-1 for Form 8-K filed on 4/11/05)
31* Certification of S. Matthew Schultz pursuant to Section 302 of the Sarbanes-Oxley Act
32* Certification of S. Matthew Schultz pursuant to Section 906 of the Sarbanes-Oxley Act

*  Filed herewith

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(1) AUDIT FEES

      The aggregate fees billed for professional services rendered by Beadle, McBride, Evans & Reeves, LLP, for the audit of our annual financial statement and review of the financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2004 was 11,200, respectively. The aggregate fees billed by CFO Advantage for professional services rendered for audit related fees for the period from July 1, 2003 through December 31, 2003 was $11,279. The aggregate fees billed by Bradshaw Smith & Co. LLP for professional services rendered for the audit of our annual financial statement for fiscal year ended June 30, 2003, and the reviews of the financial statements included in our Forms 10-QSB and other Securities and Exchange Commission filings, was $13,500, respectively.

(2) AUDIT-RELATED FEES

      The aggregate fees billed by Beadle, McBride, Evans, & Reeves, LLP, for professional services rendered for audit related fees for fiscal year 2004 was $-0-. The aggregate fees billed by CFO Advantage for professional services rendered for audit related fees for the period from July 1, 2003 through December 31, 2003 was $-0-. The aggregate fees billed by Bradshaw Smith & Co. LLP for professional services rendered for audit related fees for the fiscal year ended June 30, 2003 was $-0-, respectively.

(3) TAX FEES

      The aggregate fees to be billed by Beadle, McBride, Evans, & Reeves, LLP, for professional services to be rendered for tax fees for fiscal year 2004 was $875. The aggregate fees to be billed by CFO Advantage for professional services to be rendered for tax fees for the period from July 1, 2003 through December 31, 2003 was $-0-. The aggregate fees billed by Bradshaw Smith & Co. LLP for professional services rendered for tax fees for the fiscal year ended June 30, 2003 was $0, respectively.

(4) ALL OTHER FEES

      There were no other fees to be billed by Beadle, McBride, Evans, & Reeves, LLP, for the fiscal year 2004 other than fees described above. There were no other fees to be billed by CFO Advantage for the period from July 1, 2003 through December 31, 2003 other than the fees described above. There were no other fees billed by Bradshaw Smith & Co. LLP for the fiscal years ended June 30, 2002 or June 30, 2003 other than the fees described above.

(5) AUDIT COMMITTEE POLICIES AND PROCEDURES

      We do not have an audit committee.

(6) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      Not applicable.

                                  SIGNATURES

      In accordance with Section 13 or 15(d) of the Securities Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              LEFT RIGHT MARKETING TECHNOLOGY, INC.

                              By: /s/ S. Matthew Schultz
				-----------------------------
                                S. Matthew Schultz, CEO/President

                              Dated: May 5, 2005

      In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NAME                          OFFICE                         DATE

/s/ S. Matthew Schultz        CEO/President and              May 6, 2005
-----------------------------     Director
    S. Matthew Schultz


/s/ Lawrence Schroeder        Secretary/Treasurer            May 6, 2005
-----------------------------     and Director
    Lawrence Schroeder

                                   CONTENTS

FINANCIAL STATEMENTS:

      Auditor's Report                                             F-1

      Balance Sheet                                                F-3

      Statement of Income and Accumulated Deficit                  F-4

      Statement of Changes of Stockholders' Equity                 F-5

      Statement of Cash Flows                                      F-6

NOTES TO FINANCIAL STATEMENTS                                      F-7

                         ALEXANDER INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                   Footnotes




            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Board of Directors of
Left Right Marketing Technology, Inc.
Las Vegas, Nevada


We have audited the accompanying balance sheet of Left Right Marketing Technology, Inc. as of December 31, 2004, and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheets are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared on the basis of a going concern, which anticipates the payment of liabilities through the realization of assets and operations in the normal course of business. The Company is not a going concern, as it has no assets or ongoing operations. No adjustments have been made to reduce the existing liabilities based on the Company's inability to pay the obligations.


/s/Beadle, McBride, Evans & Reeves, LLP

Las Vegas, Nevada
April 27, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Left Right Marketing Technology, Inc.
Board of Directors
Las Vegas, Nevada

We have audited the accompanying statements of operations of Left Right Marketing Technology, Inc. as of December 31, 2003, and the related changes in stockholders' equity, and cash flows for the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of their operations of Left Right Marketing Technology, Inc. as of December 31, 2003, and their cash flows for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared on the basis of a going concern, which anticipates the payment of liabilities through the realization of assets and operations in the normal course of business. The Company is not a going concern, as it has no assets or ongoing operations. No adjustments have been made to reduce the existing liabilities based on the Company's inability to pay the obligations.


/s/ CFO Advantage, Inc.

Las Vegas, Nevada
April 9, 2004

                         ALEXANDER INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                   Footnotes




LEFT RIGHT MARKETING TECHNOLOGY, INC.
                   (FORMERLY GLOBAL GAMING TECHNOLOGY, INC.)
                                 BALANCE SHEET
                                   (AUDITED)

                                                              Audited
                                                               As of
                                                            December 31,
                                                               2004
							    ------------
                                                               ASSETS
Current assets
     Cash                                                   $        -
     Deposits                                                        -
							    ----------
          Total current assets                                       -

     Related party receivables                                       -
							    ----------
Total assets                                                $        -
							    ==========

                                               LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
     Accounts payable                                       $   104,434
     Bank overdraft                                              19,908
     Loans payable                                              250,000
     Accrued payroll                                            433,771
     Contingency payable                                         50,000
     Payroll tax accrual                                        272,269
     Accounts payable - related party                                 -
							    -----------
          Total current liabilities                           1,130,383

 Commitments and long term debt                                       -
							    -----------
          Total liabilities                                   1,130,383
							    -----------

Stockholders' equity
     Common stock; $.001 par value; 100,000,000 shares
authorized 52,715,614 shares issued and outstanding
as of December 31, 2004                                          52,716
     Additional paid-in capital                               2,992,710
     Preferred Stock; $.001 par value; 25,000,000 shares
authorized zero shares issued and outstanding as
of December 31, 2004					             --
     Accumulated deficit                                     (4,175,808)
							    -----------
          Total stockholders' deficit                        (1,130,383)
          Total liabilities and stockholders' deficit       $         -
							    ===========

                See Accompanying Notes to Financial Statements

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                   (FORMERLY GLOBAL GAMING TECHNOLOGY, INC.)
                            STATEMENT OF OPERATIONS
                                   (AUDITED)

                                                                     Audited                  	   Audited
                                                                 January 1, 2004               January 1, 2003
                                                                     through                       through
                                                                December 31, 2004             December 31, 2003
								-----------------	      -----------------

Revenue                                                         $               -	      $               -

Operating expenses
     General and administrative                                         1,719,558                  	928,987
     Costs associated with rescinded merger                             1,022,015                             -
     Bad debt expense                                                           -              		559,979
								-----------------	      -----------------
          Total operating expenses                                      2,741,573	              1,488,966

          Loss from operations                                         (2,741,573)	             (1,488,966)

Other income (expenses):
     Other expense                                                              -	                 71,951
     Interest expense                                                      (2,365)	                (14,854)
								-----------------	      -----------------
          Total other income (expenses)                                    (2,365)	                 57,096

          Loss before provision for income taxes                       (2,743,938)	             (1,431,870)
Provision for income taxes                                                     --	                     --
								-----------------	      -----------------
Net loss                                                         $     (2,743,938)	       $     (1,431,870)

Basic and diluted loss per common share                          $          (0.06)	       $          (0.05)

Basic and diluted weighted average common shares outstanding
                                                                       47,806,720 	             27,994,849

                See Accompanying Notes to Financial Statements

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                   (FORMERLY GLOBAL GAMING TECHNOLOGY, INC.)
                      STATEMENT OF STOCKHOLDERS' DEFICIT
                                   (AUDITED)

                                                              Additional                      Total
                                          Common Stock         Paid-in      Accumulated    Stockholders'
                                       Shares     Amount       Capital        Deficit        Deficit
				     ----------  ----------  ------------  --------------  ------------
Beginning balance, June 30, 2003      5,266,212  $  263,300  $  3,437,300  $   (5,955,300) $ (2,254,700)

9/29 Shares issued to acquire
LRMT-NV				     26,390,000   (231,134)   (5,697,776)       5,955,300        26,390

9/29 Shares issued to extinguish debt   800,000         800     2,268,960               -     2,269,760

Shares issued for cash               10,226,900      10,227       716,733               -       727,000

Net loss                                      -           -             -     (1,431,870)   (1,431,870)
				     ----------  ----------  ------------  --------------  ------------
Balance at December 31, 2003         43,193,112      43,193       725,256     (1,431,870)     (663,421)

Shares issued for services            6,627,502       6,628       393,856               -       400,484

Shares issued for cash                  845,000         845       452,255               -       453,100

Shares issued for compensation        2,050,000       2,050     1,022,950               -     1,025,000

Debt forgiveness - related party              -           -       398,393               -       398,393

Net loss                                     --          --            --     (2,743,938)    (2,743,938)
				     ----------  ----------  ------------  --------------  ------------
Balance, December 31, 2004           52,715,614  $   52,716  $  2,992,710  $  (4,175,808)  $ (1,130,382)
				     ----------  ----------  ------------  --------------  ------------

                See Accompanying Notes to Financial Statements

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                   (FORMERLY GLOBAL GAMING TECHNOLOGY, INC.)
                            STATEMENT OF CASH FLOWS
                                   (AUDITED)

                                                                                      Audited                   Audited
                                                                                  January 1, 2004           January 1, 2003
                                                                                      through                   through
                                                                                 December 31, 2004         December 31, 2003
										 -----------------	   -----------------
Cash flows from operating activities:
     Net loss                                                                    $      (2,743,938)        $      (1,431,870)
     Adjustments to reconcile net loss to net cash used by operating activities:
     Changes in operating assets and liabilities:
          Expenses paid for by related parties                                             398,393                         -
          Non cash costs related to rescinded merger                                       124,440                  (622,200)
          Stock issued for services and compensation                                     1,425,484                    36,390
           (Increase) / Decrease in accounts receivable - related party                    (62,220)                  559,979
          Increase / (Decrease) in accounts payable                                       (505,389)                  623,046
          Increase / (Decrease) in accrued expenses                                        186,331                    79,319
          Increase / (Decrease) in accrued payroll                                         433,771                         -
          Increase / (Decrease) in contingency payable                                      50,000                         -
          Increase / (Decrease) in payroll tax accrual                                     272,269                         -
          Increase / (Decrease) in accounts payable - related party                        (52,149)                  (19,704)
										 -----------------	   -----------------
               Net cash used by operating activities                                      (473,008)                 (775,040)

Cash flows from investing activities:
     Purchase of property and equipment                                                          -                         -
										 -----------------	   -----------------
               Net cash used by investing activities                                             -                         -

Cash flows from financing activities:
     Issuance of preferred stock                                                                 -                         -
     Proceeds from issuance of common stock                                                453,100                   727,000
										 -----------------	   -----------------
               Net cash provided by financing activities                                   453,100                   727,000

Net increase in cash                                                                       (19,908)                  (48,040)

Cash, beginning of period                                                                        -                         -

Cash, end of period / bank overdraft                                             $         (19,908)        $         (48,040)

Supplementary cash flow information:
     Cash payments for income taxes                                              $        	 -	   $	           -
     Cash payments for interest                                                  $           2,365         $               -
     Contribution of related party to additional paid in capital                 $         398,393         $               -


                See Accompanying Notes to Financial Statements

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

Left Right Marketing Technology, Inc. a Delaware corporation ("LRMK"), formerly named Global Gaming Technology, Inc., was incorporated in 1973. Prior to June of 2003 the company had been involved in various businesses, which were unsuccessful. On June 30, 2003, The company executed a binding letter of intent, which in September of 2003 resulted in a merger with Left Right Marketing & Technology, Inc., a private corporation ("LRMT"). LRMT controlled an option to acquire Crazy Grazer, LLC, a Nevada limited liability company ("Crazy Grazer"), which owns the website www.CrazyGrazer.com.

The company entered into a binding letter of intent with Crazy Grazer on September 29, 2003 and a revised binding letter of intent on March 8, 2004, which included the merger/acquisition of Hall Communications, Inc., a Nevada corporation. On April 30, 2004, the company executed an amendment to the letter of intent to extend the merger closing date of Hall Communications, Inc. to occur on or before October 31, 2004.

Effective April 26, 2004, the company completed a reverse tri-party merger among LRMT and Crazy Grazer, whereby the company issued 950,000 shares of Series A Preferred Stock in exchange for 100% of the membership interests of Crazy Grazer. The shares of Series A Preferred are convertible into shares of our common stock based upon certain milestones achieved by Crazy Grazer. Pursuant to the terms of the merger, Crazy Grazer merged with LRMT wherein LRMT ceased to exist and Crazy Grazer became our wholly owned subsidiary. Following closing of the merger, Crazy Grazer changed its name to CrazyGrazer.com, Limited Liability Company ("CrazyGrazer.com").

Richard M. (Mick) Hall was the sole member of CrazyGrazer.com, as such Mr. Hall was the sole recipient of the 950,000 shares of Series A Preferred Stock. Mr. Hall abstained as to any voting as a director of the Company on the Merger.

On March 8, 2005, the Company entered into a Rescission Agreement with Richard Michael "Mick" Hall, former Chief Executive Officer, President and the sole Director of the Company, and CrazyGrazer.com, ("Crazy Grazer") a Limited Liability Company (formerly Crazy Grazer LLC), and a wholly-owned subsidiary of the Company, to rescind the merger that closed on April 26, 2004. Pursuant to the Rescission Agreement, 950,000 shares of the Company's Series A Convertible Preferred Stock issued to Mr. Hall as full consideration for Crazy Grazer were returned to the Company for cancellation. The rescission shall have the effect of placing the Company in the position it was in prior to the Merger.




                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

GOING CONCERN ISSUES
As discussed above, the Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a "going concern", which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company is not a going concern and currently has no assets or continuing source of revenues and the liabilities record as basis of going concern do not reflect any adjustments due to the Companies inabilities to pay them. Management is currently discussing with creditors if, when and how they might those obligation might be paid. Management is looking at potential business opportunities and there is no guarantee any will come to fruition that action can be taken.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The Company's policy is to prepare the financial statements on the accrual basis of accounting. The fiscal year end is December 31.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents consist of highly liquid investments with maturities of three months or less when purchased.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions which affect the reported amounts of assets and liabilities as of the date of the financial statements and revenues and expenses for the period reported. Actual results may differ from these estimates.

COMPREHENSIVE INCOME
Statements of Financial Accounting Standards No. 130, Reporting Comprehensive Income (SFAS 130), requires that total comprehensive income be reported in the financial statements. The Company does not have any items considered to be other comprehensive income for the year ended December 31, 2004.

REVENUE RECOGNITION
The company currently does not have any revenue.

NET LOSS PER SHARE
Basic net loss per share is computed using the weighted average number of shares of common stock outstanding for the period end. The net income (loss) for the period end is divided by the weighted average number of shares outstanding for that period to arrive at net income per share.

Diluted net income per share reflects the potential dilution that could occur if the securities or other contracts to issue common stock were exercised or converted into common stock.


                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

ADVERTISING
Advertising costs are expensed when incurred. Advertising for the year ended December 31, 2004 and 2003 amounted to $0 and $27,214, respectively.

RESEARCH AND DEVELOPMENT
The Company expenses its research and development in the periods incurred.

CONCENTRATIONS OF CREDIT RISK
Credit risk represents the accounting loss that would be recognized at the reporting date if counter parties failed completely to perform as contracted. Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counter parties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions described below.

As of December 31, 2004, the company does not have any significant operations in any specific industry.

INTANGIBLE ASSETS, FIXED ASSETS, AND INVESTMENTS AND MARKETABLE SECURITIES. When the definitive operations of the company are determined and when appropriate, management will adopt specific accounting policies related to, among other items, Intangible Assets, Fixed Assets / Property Plant and Equipment, and Investments and Marketable Securities.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
FASB Interpretation 46R "Consolidation of Variable Interest Entities", as revised (FIN 46R), requires that variable interest entities created before December 31, 2003 be consolidated during the first interim period beginning after December 15, 2003. Management does not believe this pronouncement will have a material effect on the financial statements of the company as CrazyGrazer.com agreement was rescinded on March 8, 2005. See Note 1.

In January, 2004 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 132 (revised 2003) "Employers' Disclosures about Pensions and Other Postretirement Benefits", an amendment of FASB Statements No. 87, 88, and 106. The Statement revises employers' disclosures about pension plans and other postretirement benefit plans. The statement retains the disclosure requirements contained in FASB Statement No. 132, which it replaces, and requires additional annual disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. Statement No. 132R requires us to provide disclosures in interim periods for pensions and other postretirement benefits. Management does not believe this pronouncement will have a material effect on the financial statements of the company.


                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs an amendment of ARB No. 43, Chapter 4." This Statement clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted materials. This Statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe this pronouncement will have a material effect on the financial statements of the company.

In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67." This Statement references the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA
Statement of Position 04-2, "Accounting for Real Estate Time-Sharing Transactions." This Statement also states that the guidance for incidental operations and costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management does not believe this pronouncement will have a material effect on the financial statements of the company.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets - an amendment of APB Opinion No. 29." This Statement eliminates the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not expect application of SFAS No. 153 to have a material affect on its financial statements.

STOCK BASED COMPENSATION
The Company applies Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies SFAS No. 123, Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock options at the grant date using the Black-Scholes option pricing model.

The following table represents the effect on net loss and loss per share if the Company had applied the fair value based method and recognition provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation", to stock-based employee compensation for the year ended December 31, 2004:




                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

                                                                 2004
Net loss, as reported                                        $     (2,743,938)
Add:  Stock-based employee compensation expense
    included in reported loss, net of related tax effects                  --
Deduct:  Total stock-based employee compensation
    expense determined under fair value based methods
    for all awards, net of related tax effects                            (--)

Pro forma net loss                                           $     (2,743,938)

Net loss per common share:
    Basic loss per share, as reported                        $          (0.06)
    Fully diluted loss per share, as reported                $          (0.06)
    Basic loss per share, pro forma                          $          (0.06)
    Fully diluted loss per share, pro forma                  $          (0.06)

NOTE 3 - RESCISSION AGREEMENT

On March 8, 2005, the Company entered into a Rescission Agreement with Richard Michael "Mick" Hall, former Chief Executive Officer, President and the sole Director of the Company, and CrazyGrazer.com, ("Crazy Grazer") a Limited Liability Company (formerly Crazy Grazer LLC), and a wholly-owned subsidiary of the Company, to rescind the merger that closed on April 26, 2004. Pursuant to the Rescission Agreement, 950,000 shares of the Company's Series A Convertible Preferred Stock issued to Mr. Hall as full consideration for Crazy Grazer were returned to the Company for cancellation. The rescission shall have the effect of placing the Company in the position it was in prior to the Merger.

NOTE 4 - STOCKHOLDERS' EQUITY

Common stock:

On January 13, 2004, we issued 272,000 shares of our common stock to four of our consultants for their engagement with the Company. We believe that the issuance and sale of the shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). The shares issued were registered pursuant to an S-8 Registration filed with the SEC on January 23, 2004.



                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

On February 6, 2004, we sold 400,000 shares of common stock to two accredited investors for a total purchase price of $200,000, all of which was paid in cash. We believe that the issuance and sale of the shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506. The shares were issued directly by us and did not involve a public offering or general solicitation. The recipients of the shares were afforded an opportunity for effective access to files and records of the company that contained the relevant information needed to make their investment decision, including the financial statements and 34 Act reports. We reasonably believe that the recipients, immediately prior to issuing the shares, had such knowledge and experience in the financial and business matters that they were capable of evaluating the merits and risks of their investment. The recipients had the opportunity to speak with our management on several occasions prior to their investment decision. There was no commission paid on the issuance and sale of the shares.

On February 10, 2004, we sold 300,000 shares of common stock to Mark Newburg, the previous COO, Senior VP and director, for a total purchase price of $100,000, all of which was paid in cash. Mr. Newburg is an accredited investor. The 300,000 shares were issued on April 12, 2004. We believe that the issuance and sale of the shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506. The shares were issued directly by us and did not involve a public offering or general solicitation. The recipients of the shares were afforded an opportunity for effective access to files and records of the company that contained the relevant information needed to make their investment decision, including the financial statements and 34 Act reports. We reasonably believe that the recipients, immediately prior to issuing the shares, had such knowledge and experience in the financial and business matters that they were capable of evaluating the merits and risks of their investment. The recipients had the opportunity to speak with our management on several occasions prior to their investment decision. There was no commission paid on the issuance and sale of the shares.

On April 22, 2004, we amended our 2004 Stock Compensation Plan to increase the number of shares issuable under the Plan from 782,000 to 4,882,000. The 4,882,000 shares of common stock were registered on Form S-8 on April 23, 2004.

On April 23, 2004, we issued 100,000 shares of our common stock in exchange for legal services. The shares were issued and registered on Form S-8 on April 23, 2004.

  In April 2004, we sold a total of 145,000 shares of our restricted common stock to 3 accredited investors. 90,000 shares were sold at $0.84 per share for a total purchase price of $75,600, all of which was paid in cash and 55,000 shares were sold at $0.50 per share for a total purchase price of $27,500, all of which was paid in cash. On May 25, 2004, all the shares were issued.

On April 14, 2004, we issued 300,000 shares of our common stock to Mark Newburg. The shares were purchased in February 10, 2004 for a total purchase price of $100,000.

On April 14, 2004, we issued 213,000 shares of our restricted common stock to William T. O'Donnell, Sr. pursuant to an Equity-for-Debt Exchange agreement dated September 29, 2003.

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

On April 14, 2004, we issued 586,400 shares of our restricted common stock to Michael Wichinsky pursuant to an Equity-for-Debt Exchange agreement dated September 29, 2003.

On April 26, 2004, we issued 1,200,000 shares of common stock to William R. Shupe, pursuant to his consulting agreement dated April 1, 2004. The shares are unrestricted pursuant to an S-8 Registration filed with the SEC on April 23, 2004.

On April 26, 2004, we issued 1,300,000 shares of common stock to Jeffrey D. Petersen, pursuant to his consulting agreement dated April 1, 2004. The shares are unrestricted pursuant to an S-8 Registration filed with the SEC on April 23, 2004.

On April 26, 2004, we issued 1,500,000 shares of common stock to CLS Consulting Ltd. pursuant to its consulting agreement dated April 1, 2004. The shares are unrestricted pursuant to an S-8 Registration filed with the SEC on April 23, 2004.

On May 25, 2004, we issued 2,000,000 shares of our restricted common stock to Mark Newburg pursuant to his employment agreement dated March 1, 2004.

On May 25, 2004, we issued 50,000 shares of our restricted common stock to Arnaldo Galassi pursuant to his employment agreement dated March 1, 2004.

On May 25, 2004, we issued a total of 156,900 shares of our restricted common stock to three accredited investors. The shares were purchased between October 24, 2003 and December 8, 2003 at $1.00 per share.

On September 8, 2004, we entered into a Promissory Note with Thomas F. Gordon, pursuant to a loan of $100,000, which Mr. Gordon provided to us. We promised to pay Mr. Gordon the $100,000 with no interest on or before January 8, 2005. In lieu of interest we granted Mr. Gordon a warrant to purchase 200,000 shares of our common stock at $0.05 per share. The term of the warrant expires on September 7, 2005.

On September 30, 2004, we entered into a Promissory Note with David Greenwald, pursuant to a loan of $150,000, which Mr. Greenwald provided to us. We promised to pay Mr. Greenwald the $150,000 with no interest on or before February 1, 2005. In lieu of interest we granted Mr. Greenwald a warrant to purchase 300,000 shares of our common stock at $0.05 per share. The term of the warrant expires on October 1, 2005.

The debts to the former CEO, Mick Hall, and his related parties have been forgiven and are recorded as an additional paid in capital on the financial statements.


                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

OPTIONS / WARRANTS
During the year ended December 31, 2004, several individuals were granted warrants to purchase the shares of company stock at $0.05 per share. The terms of the warrants expire throughout 2005. As of December 31, 2004, none of the warrants were in the money. Should the warrants become in the money, a beneficial conversion feature and non-cash interest expense will be assessed for the fair market value of those options, which is anticipated to be the fair market value of the common stock minus the exercise price of the respective options.

NOTE 5 - ACCRUED PAYROLL / CONTINGENCY PAYABLE

The company has recorded a contingency payable based on information the new management of the company has received from prior employees. The members of management anticipate validating the amounts due, yet until such time as the amounts have been confirmed and reconciled, management has record the amounts as a contingent liability.

NOTE 6 - ACCOUNTS PAYABLE AND ACCRUED PAYROLL

The company has $104,434 in accounts payable and approximately $433,771 in accrued payroll as of December 31, 2004. Additionally, the company has accrued a $50,000 contingency payable to cover any potential liabilities not disclosed to the new members of management.

The company also owes approximately $272,269 in payroll taxes to the IRS for prior quarter's payment of Social Security, Medicare, Unemployment, and Withholding taxes.

NOTE 7 - NOTES PAYABLE

On September 8, 2004, we entered into a Promissory Note with Thomas F. Gordon, pursuant to a loan of $100,000, which Mr. Gordon provided to us. We promised to pay Mr. Gordon the $100,000 with no interest on or before January 8, 2005. In lieu of interest we granted Mr. Gordon a warrant to purchase 200,000 shares of our common stock at $0.05 per share. The term of the warrant expires on September 7, 2005. As of March 31, 2005, this note has not been settled and is considered delinquent.

On September 30, 2004, we entered into a Promissory Note with David Greenwald, pursuant to a loan of $150,000, which Mr. Greenwald provided to us. We promised to pay Mr. Greenwald the $150,000 with no interest on or before February 1, 2005. In lieu of interest we granted Mr. Greenwald a warrant to purchase 300,000 shares of our common stock at $0.05 per share. The term of the warrant expires on October 1, 2005. As of March 31, 2005, this note has not been settled and is considered delinquent.


                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 8 - RELATED PARTY TRANSACTIONS

On February 10, 2004, we sold 300,000 shares of common stock to Mark Newburg, the previous COO, Senior VP and director, for a total purchase price of $100,000, all of which was paid in cash. Mr. Newburg is an accredited investor. The 300,000 shares were issued on April 12, 2004.

On March 1, 2004, we agreed to issue Mark Newburg, as part of a letter agreement, 2,000,000 shares of our common stock as part of his employment with the Company as our previous COO, Senior VP and director.

On March 1, 2004, we agreed to issue Arnaldo "Arnie" Galassi, as part of a letter agreement, 50,000 shares of our common stock as part of his employment with the Company as the previous CFO, VP and director.

On April 14, 2004, we issued 300,000 shares of our common stock to Mark Newburg. The shares were purchased in February 10, 2004 for a total purchase price of $100,000.

On May 25, 2004, we issued 2,000,000 shares of our restricted common stock to Mark Newburg pursuant to his employment agreement dated March 1, 2004.

On May 25, 2004, we issued 50,000 shares of our restricted common stock to Arnaldo Galassi pursuant to his employment agreement dated March 1, 2004.

There were transactions related to the potential merger with Crazy Grazer which was ultimately rescinded. Inclusive in that was a reduction in the Due from Crazy Grazer account, along with the Bad Debt expense in prior years associated with the monies advanced to Crazy Grazer which was never returned to the company. There was approximately $1,022,015 of costs, inclusive of forgiven debts, associated with the potential merger with Crazy Grazer which never materialized.

NOTE 9 - SUBSEQUENT EVENTS

On March 15th, 2005, the company entered into an agreement to settle the related party debt and obligations as of that debt for 42,000,000 shares of stock. This debt included the settlement of the lease obligation for the company and the previous amount owed. As of December 31, 2004, approximately $398,000 of this debt has been treated as an increase in additional paid in capital.




4.Quarterly Report on Form 10-QSB, for the fiscal quarter ended March 31, 2005, filed on May 13, 2005.

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

(Mark One)
[x] QUARTERLY REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                 For the quarterly period ended March 31, 2005

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

     For the transition period from ___________ to ___________

                       Commission file number: 000-09047

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                (Name of small business issuer in its charter)


       DELAWARE                                      02-0314487
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification No.)


             585 WEST 500 SOUTH #180
                 BOUNTIFUL, UTAH                         84010
       (Address of principal executive offices)        (zip code)

                   Issuer's Telephone Number: (801) 244-4405

      Check  whether  the  issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

               APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                    PROCEEDING DURING THE PRECEDING FIVE YEARS

Check whether the Registrant filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.
                                                              Yes [ ] No [ ]

                   APPLICABLE ONLY TO CORPORATE ISSUERS

The Registrant has 94,715,614 outstanding, par value $.001 per share as of May 11, 2005. The Registrant has zero (0) shares of Preferred Stock Series B issued and outstanding as of May 11, 2005.

Transitional Small Business Disclosure Format (check one): Yes [ ] No [X]

                               TABLE OF CONTENTS

                                                                      Page No.

PART I.  FINANCIAL INFORMATION

Item 1.   Financial Statements......................................     4
          Balance Sheet (unaudited).................................     5
          Statements of Operations (unaudited)......................     6
          Statements of Cash Flows (unaudited)......................     7
          Notes to Financial Statements.............................  8-13

Item 2.  Plan of Operation..........................................    14

Item 3. Controls and Procedures.....................................    17


PART II. OTHER INFORMATION

Item 1.   Legal Proceedings.........................................    17

Item 2.   Unregistered Sales of Equity and Use of Proceeds..........    17

Item 3.   Defaults upon Senior Securities...........................    17

Item 4.   Submission of Matters to a Vote of Security Holders.......    17

Item 5.   Other Information..........................................   17

Item 6.   Exhibits and Reports on Form 8-K...........................   18

Signatures...........................................................   18

                            PART I. FINANCIAL INFORMATION

Item 1. Financial Statements.

      The condensed financial statements of Left Right Marketing Technology, Inc., ("LRMK") included herein have been prepared in accordance with the instructions to quarterly reports on Form 10-QSB pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote data necessary for fair presentation of financial position and results of operations in conformity with accounting principles generally accepted in the United States of America have been condensed or omitted. It is therefore suggested that these financial statements be read in conjunction with the summary of significant accounting policies and notes to financial statements included in LRMK's Annual Report on Form 10-KSB for the year ended December 31, 2004.

      In the opinion of management, all adjustments necessary in order to make the financial position, results of operations and changes in financial position at March 31, 2005, and for all periods presented not misleading have been made. The results of operations for the period ended March 31, 2005 are not necessarily an indication of operating results to be expected for the full year ending December 31, 2005.



			LEFT RIGHT MARKETING TECHNOLOGY, INC.
		     (formerly Global Gaming Technology, Inc.)
				 BALANCE SHEETS

                                                          Unaudited    Audited
                                                            As of       As of
                                                           3/31/05     12/31/04
							 -----------  ----------

Current assets
Cash                                                     $         -   $       -
							 -----------  ----------
Total current assets                                               -           -

Total assets                                                       -           -
							 ===========  ==========


Current liabilities
Accounts payable                                         $   106,749   $ 104,434
Bank overdraft                                                     -      19,908
Loans payable                                                250,000     250,000
Loans payable - related party                                 17,632           -
Accrued payroll                                              461,963     433,771
Contingency payable                                           50,000      50,000
Payroll tax accrual                                          278,550     272,269
							 -----------  ----------
Total current liabilities                                  1,164,893   1,130,383
							 -----------  ----------
Total liabilities                                        $ 1,164,893  $1,130,383

Stockholders' equity
Common stock; $.001 par value;
94,715,614 and 52,420,328 shares issued and outstanding
as of March 31, 2005 and December 31, 2004, respectively      94,716      52,716
Additional paid-in capital                                 2,992,710   2,992,710
Preferred Stock                                                    -           -
Accumulated deficit in development stage                 (4,252,319) (4,175,808)
Total stockholders' equity                               (1,164,893) (1,130,383)
							 -----------  ----------
Total liabilities and stockholders' equity               $         -  $        -
							 ===========  ==========



		LEFT RIGHT MARKETING TECHNOLOGY, INC.
		(formerly Global Gaming Technology, Inc.)
			STATEMENTS OF OPERATIONS

                                           Unaudited        Unaudited
                                         January 1, 2005  January 1, 2004
                                            through          through
                                         March 31, 2005  December 31, 2004
					 --------------- -----------------
Operating expenses:

General and administrative               $      73,731    $ 1,605,058
Costs associated with rescinded merger           1,214              -
					 -------------	  -----------
Total operating expenses                        74,945      1,605,058
					 -------------	  -----------
Loss from operations                          (74,945)     (1,605,058)

Other income (expenses):
Interest expense                               (1,566)           (330)
					 ------------	  -----------
Total other income (expenses)                  (1,566)           (330)
					 ------------	  -----------
Net loss                                      (76,511)     (1,605,388)


Basic and diluted loss per common share  $        0.0     $       0.0

Basic and diluted weighted average
common shares outstanding                  59,715,614      43,678,503



		LEFT RIGHT MARKETING TECHNOLOGY, INC.
		(formerly Global Gaming Technology, Inc.)
			STATEMENTS OF CASH FLOWS

                                                              Unaudited        Unaudited
                                                            January 1, 2005  January 1, 2004
                                                                through         through
                                                               3/31/05           3/31/04
							    ---------------  ---------------
Cash flows from operating activities:
Net loss                                                    $    (76,511)    $(1,605,388)
Adjustments to reconcile net loss to
 net cash used by operating activities:
Changes in operating assets and liabilities:
Forgiveness of related party payable                              40,786               -
Non cash costs related to rescinded merger                         1,214         279,617
Increase / (Decrease) in accounts payable                          2,315               -
Increase / (Decrease) in accrued payroll                          28,192       1,357,368
Increase / (Decrease) in payroll tax accrual                       6,280               -
Increase / (Decrease) in accounts payable - related party         17,632               -
							      ----------     -----------
Net cash used by operating activities                             19,908          31,597

Cash flows from investing activities:
Increases in advances to related parties                               -        (377,649)
Purchase of property and equipment                                     -          (3,948)
							      ----------     -----------
Net cash used by investing activities                                  -        (381,597)

Cash flows from financing activities:
Proceeds from issuance of common stock                                 -         350,000
							      ----------     -----------
Net cash provided by financing activities                              -        3 50,000

Net increase in cash                                              19,908               -
							      ----------     -----------
Cash, beginning of period                                       (19,908)         (48,040)

Cash, end of period / bank overdraft                                   0         (48,040)
							      ----------     -----------

Supplementary cash flow information:
Cash payments for income taxes                                         -               -
Cash payments for interest                                             -               -



                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - FINANCIAL STATEMENT PRESENTATION

The financial statements have been prepared in accordance with Securities and Exchange Commission requirements for interim financial statements. Therefore, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. These financial statements should be read in conjunction with the financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on May 6, 2005.

The results of operations for the interim periods shown in this report are not necessarily indicative of results to be expected for the full year. In the opinion of management, the information contained herein reflects all adjustments necessary to make the results of operations for the interim periods a fair statement of such operations. All such adjustments are of a normal recurring nature.

As discussed in the Form 10-K for the year ended December 31, 2004, the Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a "going concern", which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company is not a going concern and currently has no assets or continuing source of revenues and the liabilities record as basis of going concern do not reflect any adjustments due to the Companies inabilities to pay them. Management is currently discussing with creditors if, when and how they might those obligation might be paid. Management is looking at potential business opportunities and there is no guarantee any will come to fruition that action can be taken.

On March 8, 2005, the Company entered into a Rescission Agreement with Richard Michael "Mick" Hall, former Chief Executive Officer, President and the sole Director of the Company, and CrazyGrazer.com, ("Crazy Grazer") a Limited Liability Company (formerly Crazy Grazer LLC), and a wholly-owned subsidiary of the Company, to rescind the merger that closed on April 26, 2004. Pursuant to the Rescission Agreement, 950,000 shares of the Company's Series A Convertible Preferred Stock issued to Mr. Hall as full consideration for Crazy Grazer were returned to the Company for cancellation. The rescission shall have the effect of placing the Company in the position it was in prior to the Merger.

NOTE 2 - STOCKHOLDERS' EQUITY

On March 15th, 2005, the company entered into an agreement to settle the related party debt and obligations as of that debt for 42,000,000 shares of stock. This debt included the settlement of the lease obligation for the company and the previous amount owed. As of December 31, 2004, approximately $398,000 of this debt has been treated as an increase in additional paid in capital.

NOTE 3 - ACCOUNTS PAYABLE AND ACCRUED PAYROLL

The company has $103,747 in accounts payable and approximately $461,963 in accrued payroll as of March 31, 2005. Additionally, the company has accrued a $50,000 contingency payable to cover any potential liabilities not disclosed to the new members of management.

The company also owes approximately $278,550 in payroll taxes to the IRS for prior quarter's payment of Social Security, Medicare, Unemployment, and Withholding taxes.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company's president, Matthew Schultz, has loaned the company $17,632 as of March 31, 2005.

On March 15th, 2005, the company entered into an agreement to settle the related party debt and obligations as of that debt for 42,000,000 shares of stock. This debt included the settlement of the lease obligation for the company and the previous amount owed. As of December 31, 2004, approximately $398,000 of this debt has been treated as an increase in additional paid in capital.



Item 2. Plan of operation

      With the exception of historical matters, the matters discussed herein are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements concerning operations and available cash flow. Our actual results could differ materially from the results discussed in such forward-looking statements. The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes thereto appearing elsewhere herein.

Overview

      As a result of the Company's lack of significant revenue generation and considering CrazyGrazer.com's liabilities and lack of assets, the Company's new management, CrazyGrazer.com and Richard M. Hall determined that it is in the best interest to all parties to rescind the merger completed on April 26, 2004.

      Effective March 8, 2005, the parties entered into a rescission agreement whereby deemed the merger agreement null and void effective immediately.

      Satisfaction of our cash obligations for the next twelve months.

We plan on satisfying our cash obligations over the next twelve months through additional equity and/or third party financing. Our officers and directors have been working on various methods of capitalizing the Company; however as of this date we do not have equity or debt financing secured. We do not anticipate generating revenues sufficient to satisfy our working capital requirements within the next twelve months. We have included in our recent business plan the concept of seeking merger candidates or other means of perfecting a business opportunity.

      Summary of any product research and development that we will perform for the term of our plan of operation.

We do not anticipate the requirement of any product research or development in the next twelve months.

      Significant changes in the number of employees.

We currently do not have any full-time employees, and until we either obtain sufficient capital to pursue our business plan, or acquire a business with sufficient cash, or merge with such a company, we will not require new employees.

Plan of Operation

Change in Business Direction

      As a result of the rescission agreement we have abandoned our prior business plan. However, we plan to locate and negotiate with an established business entity for the merger/acquisition of a target business.

      We plan to locate and negotiate with a business entity for the merger of a target business into us. In certain instances, a target business may wish to become a subsidiary of us or may wish to contribute assets to us rather than merge. No assurances can be given that we will be successful in locating or negotiating with any target business.

      Management is actively engaged in seeking a qualified company as a candidate for a business combination. We are authorized to enter into a definitive agreement with a wide variety of businesses without limitation as to their industry or revenues. It is not possible at this time to predict with which company, if any, we will enter into a definitive agreement or what will be the industry, operating history, revenues, future prospects or other characteristics of that company.

      As of the date hereof, management has not made any final decision concerning or entered into any written agreements for a business combination. When any such agreement is reached or other material fact occurs, we will file notice of such agreement or fact with the Securities and Exchange Commission on Form 8-K.

Liquidity and Capital Resources

      A critical component of our operating plan impacting our continued existence is the ability to obtain additional capital through additional equity and/or debt financing. We do not anticipate enough positive internal operating cash flow until such time as we can locate a merger or acquisition target or generate substantial revenues, which may take the next few years to fully realize. In the event we cannot obtain the necessary capital to pursue our operations, we may have to cease or significantly curtail our operations. This would materially impact our ability to continue operations.

      Since inception, we have financed our cash flow requirements through the issuance of common stock. As we continue our activities, we may continue to experience net negative cash flows from operations, pending consummation of a merger or acquisition or the receipt of sales revenues. Additionally we anticipate obtaining additional financing to fund operations through common stock offerings and bank borrowings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital.

      Over the next twelve months we believe that existing capital and anticipated funds from operations will not be sufficient to sustain operations. Consequently, we will be required to seek additional capital in the future to fund operations through additional equity or debt financing or credit facilities. No assurance can be made that such financing would be available, and if available it may take either the form of debt or equity. In either case, the financing could have a negative impact on our financial condition and our Stockholders.

      We anticipate incurring operating losses over the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies searching for viable merger or acquisition candidates. Such risks include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks we must, among other things, implement and successfully execute our revised business model, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.


FACTORS THAT MAY AFFECT OUR PLAN OF OPERATION


We have historically lost money and losses may continue in the future, which may cause us to curtail operations.

      Since our inception we have not been profitable and have lost money on both a cash and non-cash basis. For the years ended December 31, 2004 and December 31, 2003 we incurred net losses of $2,743,938 and $1,431,870 respectively. Our accumulated deficit at the end of December 31, 2004 was $(4,175,808). Future losses are likely to occur, as we are dependent on spending money to pay for our operations. No assurances can be given that we will be successful in reaching or maintaining profitable operations. Accordingly, we may experience liquidity and cash flow problems. If our losses continue, our ability to operate may be severely impacted.

We are an insignificant participant in the business of seeking mergers wherein a large number of established and well financed entities are our competitors.

      We are and will continue to be an insignificant participant in the business of seeking mergers with and acquisitions of business entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies, which may be merger or acquisition target candidates for us. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than we do and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete with numerous other small public companies in seeking merger or acquisition candidates.

We changed our management on February 16, 2005 and are unsure of the effect on our ability to operate.

      On February 16, 2005, Richard M. Hall as the sole member of the board of directors appointed S. Mathew Schultz to the board of directors and concurrently, Mr. Hall resigned as President and Director of the Company. Mr. Schultz as the sole member of the Company appointed himself as President of the Company and appointed Lawrence S. Schroeder as Secretary, Treasurer and a Director of the Company. Although Mr. Schultz and Mr. Schroeder have experience in business matters, we are unsure as to whether Mr. Schultz and Mr. Schroeder will provide a positive benefit to us in light of our current financial position.

Since our shares are thinly traded, and trading on the OTC Bulletin Board may be sporadic because it is not an exchange, stockholders may have difficulty reselling their shares.

      Our common shares are currently quoted for public trading on the Over-the-Counter Bulletin Board. The trading price of our common shares has been subject to wide fluctuations. Trading prices of our common shares may fluctuate in response to a number of factors, many of which will be beyond our control. The stock market has generally experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies with limited business operations. There can be no assurance that trading prices and price earnings ratios previously experienced by our common shares will be matched or maintained. These broad market and industry factors may adversely affect the market price of our common shares, regardless of our operating performance.

      In the past, following periods of volatility in the market price of a company's securities, securities class-action litigation has often been instituted. Such litigation, if instituted, could result in substantial costs for us and a diversion of management's attention and resources.

Because our common stock is deemed a low-priced "Penny" stock, an investment in our common stock should be considered high risk and subject to marketability restrictions.

      Since our common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

 - Deliver to the customer, and obtain a written receipt for, a disclosure document;
 - Disclose certain price information about the stock;
 - Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
 - Send monthly statements to customers with market and price information about the penny stock; and
 - In some circumstances, approve the purchaser's account under certain standards and deliver written statements to the customer with information specified in the rules.

      Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

We will need additional capital in the future to finance our operations, which we may not be able to raise or it may only be available on terms unfavorable to us or our stockholders, which may result in our inability to fund our working capital requirements and harm our operational results.

      If operating difficulties or other factors, many of which are beyond our control, because our revenues or cash flows from operations, if any, to decrease, we may be limited in our ability to spend the capital necessary to complete our revised business plan. If our resources or cash flows do not rapidly commence, we will require additional financing to fund our planned growth.

      Additional financing might not be available on terms favorable to us, or at all. If adequate funds were not available or were not available on acceptable terms, our ability to fund our operations, take advantage of unanticipated opportunities, develop or enhance our business or otherwise respond to competitive pressures would be significantly limited.

      If we raise additional funds through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders would be reduced, and these newly issued securities might have rights, preferences or privileges senior to those of existing stockholders.

Our auditor's report reflects the fact that without realization of additional capital, it would be unlikely for us to continue as a going concern.

      As a result of our deficiency in working capital at December 31, 2004 and other factors, our auditors have included a paragraph in their report regarding substantial doubt about our ability to continue as a going concern. Our plans in this regard are to seek merger or acquisition candidates, seek additional funding through future equity private placements or debt facilities.

Off Balance Sheet Arrangements

      Currently we do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Going Concern

      The financial statements included in this filing have been prepared in conformity with generally accepted accounting principles that contemplate the continuance of the Company as a going concern. The Company's cash position is inadequate to pay all of the costs associated with its operations. Management intends to use borrowings and security sales to mitigate the effects of its cash position, however no assurance can be given that debt or equity financing, if and when required will be available. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should the Company be unable to continue existence.

Forward-Looking Information

      This quarterly report contains forward-looking statements. The forward-looking statements include all statements that are not statements of historical fact. The forward-looking statements are often identifiable by their use of words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," or "continue," "Plans" or the negative or other variations of those or comparable terms. Our actual results could differ materially from the anticipated results described in the forward-looking statements. Factors that could affect our results include, but are not limited to, those discussed in
Item 2, "Plan of Operation" and included elsewhere in this report. LRMK makes no commitment to update any forward-looking statement or to disclose any facts, events, or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

Item 3. Controls and Procedures.

      (a) Our Chief Executive Officer (CEO) and Principal Financial Officer evaluated the effectiveness of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended) as of the end of the period covered by this report. Based upon the evaluation, concluded that the disclosure controls and procedures are effective in ensuring all required information relating to LRMK is included in this quarterly report.

      We also maintain a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f)) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.

      (b) Changes in internal controls. During our most recent fiscal quarter, there have been no changes in our internal control over financial reporting that occurred that have materially affected or are reasonably likely to materially affect our internal control over financial reporting.


                            PART II. OTHER INFORMATION

Item 1. Legal Proceedings.

      LRMK is not a party to any pending material legal proceeding. To the knowledge of management, no federal, state or local governmental agency is presently contemplating any proceeding against LRMK. To the knowledge of management, no director, executive officer or affiliate of LRMK, any owner of record or beneficially of more than 5% of LRMK'S common stock is a party adverse to LRMK or has a material interest adverse to LRMK in any proceeding.

Item 2. Unregistered Sales of Equity Security and Use of Proceeds.

      During the three months ended March 31, 2005, LRMK issued securities using the exceptions available under the Securities Act of 1933 including unregistered sales made pursuant to Section 4(2) of the Securities Act of 1933 as follows:

       On March 15th, 2005, the company entered into an agreement to settle the related party debt and obligations as of that debt for 42,000,000 shares of stock. This debt included the settlement of the lease obligation for the company and the previous amount owed. As of December 31, 2004, approximately $398,000 of this debt has been treated as an increase in additional paid in capital.

      All of these transactions were exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of the exemptions provided under section 4(2) was available because:

 - The transfer or issuance did not involve underwriters, underwriting discounts or commissions;
 - The shares were purchased for investment purposes without a view to distribution;
 -  A restriction on transfer legend was placed on all certificates issued;
 -  The distributions did not involve general solicitation or advertising; and,
 - The distributions were made only to insiders, accredited investors or investors who were sophisticated enough to evaluate the risks of the investment. Each shareholder was given access to all information about our business and the opportunity to ask questions and receive answers about our business from our management prior to making any investment decision.

Item 3.  Defaults Upon Senior Securities

      None.

Item 4.  Submission of Matters to a Vote of Security Holders

      None.

Item 5.  Other Information

      None.

Item 6.  Exhibits and Reports on Form 8-K

Exhibits

      (a)  Exhibit 31. Certifications required by Rule  13a-14(a)  or Rule 15d-
14(a)

     31.1 Certification of Chief Executive Officer and Principal Financial Officer pursuant to 18 U.S.C.ss.1850 as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

      (b) Exhibit 32. Certifications required by Rule 13a-14(b) or Rule 15d-14(b) and section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

     32.1 Certification of Chief Executive Officer and Principal Financial Officer pursuant to 18 U.S.C.ss.1850 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Reports on Form 8-K

(a)   Report on Form 8-K filed March 24, 2005, items 1.01,  2.01,  5.01,  5.02,
          8.01, and 9.01.

On March 24, 2005, LRMK filed a Current Report on Form 8-K, announcing that on March 8, 2005, the Company entered into a Rescission Agreement with Richard Michael "Mick" Hall, former Chief Executive Officer, President and the sole Director of the Company, and CrazyGrazer.com, ("Crazy Grazer") a Limited Liability Company (formerly Crazy Grazer LLC), and a wholly-owned subsidiary of the Company, to rescind the merger that closed on April 26, 2004. Pursuant to the Rescission Agreement, 950,000 shares of the Company's Series A Convertible Preferred Stock issued to Mr. Hall as full consideration for Crazy Grazer were returned to the Company for cancellation. The rescission shall have the effect of placing the Company in the position it was in prior to the Merger. A copy of the Rescission Agreement was attached as Exhibit 10-1.

The Current Report also announced that on February 16, 2005, Richard M. "Mick" Hall, the Company's sole officer and director, sold 15,000,000 shares of the Company's common stock owned by Mr. Hall to S. Matthew Schultz, our recently appointed President, for $80,000 in cash. The shares sold by Mr. Hall to Mr. Schultz, together with Mr. Schultz's current holdings, represent 29% of the Company's issued and outstanding shares of common stock.

On December 20, 2004, Eugene "Rock" Newman resigned as Chairman of the Board of the Company to pursue other opportunities. Mr. Newman's resignation was not a result from any disagreement with the Company or management.

On February 16, 2005, Richard Michael "Mick" Hall, resigned from the Company's board of directors and as President, and Heather M. Hall resigned as Secretary and Treasurer.

On February 16, 2005 concurrent with Mr. Hall's resignation, Mr. Schultz was appointed President of the Company.

On February 16, 2005, Lawrence S. Schroeder was appointed Secretary and Treasurer of the Company.

On February 16, 2005, the board of directors elected S. Matthew Schultz and Lawrence S. Schroeder as members to the Company's board of directors.

On February 16, 2005, the Company changed its principle address to 585 West 500 South #180, Bountiful, UT 84010. The Company's phone number is 801-244-4405.

(b)   Report  on  Form 8-K filed April 11, 2005, items 1.01,  3.02,  5.01,  and
          9.01.

On April 11, 2005, LRMK filed a Current Report on Form 8-K, announcing that on March 15, 2005, the Registrant entered into an Equity-For-Debt Agreement with
S. Matthew Schultz, the Registrant's recently appointed President. The Registrant agreed to exchange $420,000 in debt due to Mr. Schultz for 42,000,000 shares of the Registrant's restricted common stock, par value $0.001. As of the date of this filing the 42,000,000 shares have not been issued. A copy of the Equity-For-Debt Exchange Agreement is attached hereto as
Exhibit 10-1.

The Current Report included exhibit 10.1 "Equity-For-Debt Exchange Agreement dated March 15, 2005 between Left Right Marketing Technology, Inc. and S. Matthew Schultz".


SIGNATURES

      In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Left Right Marketing Technology, Inc.

                                  /s/ S. Matthew Schultz
                                  ----------------------
                                  S. Matthew Schultz
                                  President, Chairman and Director
                                  (Principal Executive Officer)

                                  /s/ S. Matthew Schultz
                                  ----------------------
                                  S. Matthew Schultz
                                   (Principal Financial Officer)

                                  Date: May 13, 2005

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Left Right Marketing Technology, Inc.

                                  /s/ S. Matthew Schultz
                                  ----------------------
                                  S. Matthew Schultz
                                  President, Chairman and Director
                                  (Principal Executive Officer)

                                  /s/ S. Matthew Schultz
                                  ----------------------
                                  S. Matthew Schultz
                                   (Principal Financial Officer)

                                  Date: May 13, 2005





5. Quarterly Report on Form 10-QSB, for the fiscal quarter ended June 30, 2005, filed on August 1, 2005.



                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

(Mark One)
[x] QUARTERLY REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                 For the quarterly period ended June 30, 2005

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

     For the transition period from ___________ to ___________

                       Commission file number: 000-09047

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                (Name of small business issuer in its charter)


       DELAWARE                                      02-0314487
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification No.)


             585 WEST 500 SOUTH #180
                 BOUNTIFUL, UTAH                         84010
       (Address of principal executive offices)        (zip code)

                   Issuer's Telephone Number: (801) 244-4405

      Check  whether  the  issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X] No [ ]

               APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                    PROCEEDING DURING THE PRECEDING FIVE YEARS

Check whether the Registrant filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.
                                                              Yes [ ] No [ ]

                   APPLICABLE ONLY TO CORPORATE ISSUERS

The Registrant has 94,715,614 outstanding, par value $.001 per share as of August 1, 2005. The Registrant has zero (0) shares of Preferred Stock Series B issued and outstanding as of August 1, 2005.

Transitional Small Business Disclosure Format (check one): Yes [ ] No [X]

                               TABLE OF CONTENTS

                                                                      Page No.

PART I.  FINANCIAL INFORMATION

Item 1.   Financial Statements......................................     4
          Balance Sheet (unaudited).................................     5
          Statements of Operations (unaudited)......................     6
          Statements of Cash Flows (unaudited)......................     7
          Notes to Financial Statements.............................     8

Item 2.  Plan of Operation..........................................     9

Item 3. Controls and Procedures.....................................    14


PART II. OTHER INFORMATION

Item 1.   Legal Proceedings.........................................    14

Item 2.   Unregistered Sales of Equity and Use of Proceeds..........    14

Item 3.   Defaults upon Senior Securities...........................    14

Item 4.   Submission of Matters to a Vote of Security Holders.......    14

Item 5.   Other Information..........................................   14

Item 6.   Exhibits and Reports on Form 8-K...........................   15

Signatures...........................................................   16

                            PART I. FINANCIAL INFORMATION

Item 1. Financial Statements.

      The condensed financial statements of Left Right Marketing Technology, Inc., ("LRMK") included herein have been prepared in accordance with the instructions to quarterly reports on Form 10-QSB pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote data necessary for fair presentation of financial position and results of operations in conformity with accounting principles generally accepted in the United States of America have been condensed or omitted. It is therefore suggested that these financial statements be read in conjunction with the summary of significant accounting policies and notes to financial statements included in LRMK's Annual Report on Form 10-KSB for the year ended December 31, 2004.

      In the opinion of management, all adjustments necessary in order to make the financial position, results of operations and changes in financial position at June 30, 2005, and for all periods presented not misleading have been made. The results of operations for the period ended June 30, 2005 are not necessarily an indication of operating results to be expected for the full year ending December 31, 2004.

			LEFT RIGHT MARKETING TECHNOLOGY, INC.
		     (formerly Global Gaming Technology, Inc.)
				 BALANCE SHEETS


						  Unaudited	        Audited
						    As of		 As of
						June 30, 2005	   December 31, 2004
						-------------	   -----------------
 ASSETS

Current assets
  Cash						$	  --		$	  --
						------------	 	------------
		Total current assets		 	  --		 	  --


Total assets				 	$	  --	 	$	  --
						============		============
 LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
  Accounts payable				$    127,229	 	$    104,434
  Bank overdraft					   -	   	      19,908
  Loans payable				 	     250,000	 	     250,000
  Advance from shareholder			      25,132		 	   -
  Accrued payroll				     461,963	 	     433,771
  Contingency payable				      50,000 		      50,000
  Payroll tax accrual				     278,550	 	     272,269
						------------	 	------------
Total current liabilities		 	   1,192,874	 	   1,130,383
						------------	 	------------
		Total liabilities		   1,192,874	 	   1,130,383

Stockholders' equity
  Common stock; $.001 par value;
     94,715,614 and 52,420,328 shares
     issued and outstanding as of June 30,
     2005 and December 31, 2004,
     respectively				      94,716	 	     52,716
  Additional paid-in capital			   2,992,710	 	  2,992,710
  Preferred Stock					  --		         --
  Accumulated deficit in development stage	  (4,280,299)	         (4,175,808)
						------------	 	-----------
Total stockholders' (deficit)			  (1,192,873)	         (1,130,383)
						------------	 	-----------
Total liabilities and stockholders' equity	$	  --	 	$        --
						============		===========



		LEFT RIGHT MARKETING TECHNOLOGY, INC.
		(formerly Global Gaming Technology, Inc.)
			STATEMENTS OF OPERATIONS







						  Unaudited		                   Unaudited
						6 months ended		                3 months ended
					June 30, 2005	June 30, 2004		June 30, 2005	June 30, 2004
					------------------------------		-------------------------------

Operating expenses

 General and administrative		 $ 101,711 	 $   1,606,035 	 	$	 27,980 $	359,780
 Costs associated with rescinded merger	     1,214 	     1,239,083			      -   	880,280
					------------------------------		-------------------------------
Total operating expenses	 	   102,925	     2,845,118		 	 27,980	      1,240,060
					------------------------------		-------------------------------
Loss from operations			  (102,925)	    (2,845,118)			(27,980)     (1,240,060)

Other income (expenses):

 Interest expense			    (1,566)		(1,192)			      - 	   (862)
					------------------------------		-------------------------------
Total other income (expenses)		    (1,566)		(1,192)			     -- 	   (862)
					------------------------------		-------------------------------
Net loss			 	$ (104,491)	 $  (2,846,310)		$	(27,980) $   (1,240,922)
					------------------------------		-------------------------------
Basic and diluted loss per common share	$    (0.00)	 $	 (0.06)		$	  (0.00) $	  (0.03)
					==============================		===============================
Basic and diluted weighted average
	common shares outstanding	94,715,614  	    46,976,612		     94,715,614      48,487,612
					==============================		===============================



		LEFT RIGHT MARKETING TECHNOLOGY, INC.
		(formerly Global Gaming Technology, Inc.)
			STATEMENTS OF CASH FLOWS



								  Unaudited
								6 months ended
							June 30, 2005	June 30, 2004
							-------------	-------------
Cash flows from operating activities:
  Net loss				 		$(104,491)	$ (2,846,310)
  Adjustments to reconcile net loss to
  net cash used by operating activities:
  Changes in operating assets and liabilities:
   Forgiveness of related party payable			   40,786	 	   -
   Non cash costs related to rescinded merger		    1,214	    (243,035)
   Increase / (Decrease) in accounts payable		   22,795	   2,956,534
   Increase / (Decrease) in accrued payroll		   28,192	 	   -
   Increase / (Decrease) in payroll tax accrual		    6,280	  	   -
   Increase / (Decrease) in loans payable - related party  25,132	 	   -
							---------	------------
    Net cash used by operating activities		   19,908	    (132,811)

Cash flows from investing activities:
  Increases in advances to related parties			-	    (484,407)
  Purchase of property and equipment				-	      (5,882)
							---------	------------
    Net cash used by investing activities		 	- 	    (490,289)

Cash flows from financing activities:
  Proceeds from issuance of common stock			-	     623,100
							---------	------------
    Net cash provided by financing activities 		 	-  	     623,100
							---------	------------
Net increase in cash					   19,908	 	  --

Cash, beginning of period				  (19,908)		  --
							---------	------------
Cash, end of period / bank overdraft			$      -- 	$	  --
							=========	============
Supplementary cash flow information:
  Cash payments for income taxes			$      -- 	$	  --
							=========	============
  Cash payments for interest				$      -- 	$	  --
							=========	============


                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - FINANCIAL STATEMENT PRESENTATION

The financial statements have been prepared in accordance with Securities and Exchange Commission requirements for interim financial statements. Therefore, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. These financial statements should be read in conjunction with the financial statements and notes thereto contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on April 27, 2005.

The results of operations for the interim periods shown in this report are not necessarily indicative of results to be expected for the full year. In the opinion of management, the information contained herein reflects all adjustments necessary to make the results of operations for the interim periods a fair statement of such operations. All such adjustments are of a normal recurring nature.

As discussed in the Form 10-KSB for the year ended December 31, 2004, the Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a "going concern", which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company is not a going concern and currently has no assets or continuing source of revenues and the liabilities record as basis of going concern do not reflect any adjustments due to the Companies inabilities to pay them. Management is currently discussing with creditors if, when and how they might those obligation might be paid. Management is looking at potential business opportunities and there is no guarantee any will come to fruition that action can be taken.

NOTE 2 - STOCKHOLDERS' EQUITY

There were no issuances of stock during the quarter ending June 30, 2005.

NOTE 3 - ACCOUNTS PAYABLE AND ACCRUED PAYROLL

The company has $127,229 in accounts payable and approximately $461,963 in accrued payroll as of June 30, 2005. Additionally, the company has accrued a $50,000 contingency payable to cover any potential liabilities not disclosed to the new members of management.

The company also owes approximately $278,550 in payroll taxes to the IRS for prior quarter's payment of Social Security, Medicare, Unemployment, and Withholding taxes.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company's president, Matthew Schultz, has advanced funds to the company in the amount of $25,132 as of June 30, 2005.

Item 2. Plan of operation

      With the exception of historical matters, the matters discussed herein are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements concerning operations and available cash flow. Our actual results could differ materially from the results discussed in such forward-looking statements. The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes thereto appearing elsewhere herein.

Overview

      As a result of the Company's lack of significant revenue generation and considering CrazyGrazer.com's liabilities and lack of assets, the Company's new management, CrazyGrazer.com and Richard M. Hall determined that it was in the best interest to all parties to rescind the merger completed on April 26, 2004.

      Effective March 8, 2005, the parties entered into a rescission agreement whereby deemed the merger agreement null and void effective immediately.

      Satisfaction of our cash obligations for the next twelve months.

We plan on satisfying our cash obligations over the next twelve months through additional equity and/or third party financing. Our officers and directors have been working on various methods of capitalizing the Company; however as of this date we do not have equity or debt financing secured. We do not anticipate generating revenues sufficient to satisfy our working capital requirements within the next twelve months. We have included in our recent business plan the concept of seeking merger candidates or other means of perfecting a business opportunity.

      Summary of any product research and development that we will perform for the term of our plan of operation.

We do not anticipate the requirement of any product research or development in the next twelve months.

      Significant changes in the number of employees.

We currently do not have any full-time employees, and until we either obtain sufficient capital to pursue our business plan, or acquire a business with sufficient cash, or merge with such a company, we will not require new employees.

Plan of Operation

Change in Business Direction

      As a result of the rescission agreement we have abandoned our prior business plan. However, we plan to locate and negotiate with an established business entity for the merger/acquisition of a target business.

      We plan to locate and negotiate with a business entity for the merger of a target business into us. In certain instances, a target business may wish to become a subsidiary of us or may wish to contribute assets to us rather than merge. No assurances can be given that we will be successful in locating or negotiating with any target business.

      Management is actively engaged in seeking a qualified company as a candidate for a business combination. We are authorized to enter into a definitive agreement with a wide variety of businesses without limitation as to their industry or revenues. It is not possible at this time to predict with which company, if any, we will enter into a definitive agreement or what will be the industry, operating history, revenues, future prospects or other characteristics of that company.

      As of the date hereof, management has not made any final decision concerning or entered into any written agreements for a business combination. When any such agreement is reached or other material fact occurs, we will file notice of such agreement or fact with the Securities and Exchange Commission on Form 8-K.

Liquidity and Capital Resources

      A critical component of our operating plan impacting our continued existence is the ability to obtain additional capital through additional equity and/or debt financing. We do not anticipate enough positive internal operating cash flow until such time as we can locate a merger or acquisition target or generate substantial revenues, which may take the next few years to fully realize. In the event we cannot obtain the necessary capital to pursue our operations, we may have to cease or significantly curtail our operations. This would materially impact our ability to continue operations.

      Since inception, we have financed our cash flow requirements through the issuance of common stock. As we continue our activities, we may continue to experience net negative cash flows from operations, pending consummation of a merger or acquisition or the receipt of sales revenues. Additionally we anticipate obtaining additional financing to fund operations through common stock offerings and bank borrowings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital.

      Over the next twelve months we believe that existing capital and anticipated funds from operations will not be sufficient to sustain operations. Consequently, we will be required to seek additional capital in the future to fund operations through additional equity or debt financing or credit facilities. No assurance can be made that such financing would be available, and if available it may take either the form of debt or equity. In either case, the financing could have a negative impact on our financial condition and our Stockholders.

      We anticipate incurring operating losses over the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies searching for viable merger or acquisition candidates. Such risks include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks we must, among other things, implement and successfully execute our revised business model, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

FACTORS THAT MAY AFFECT OUR PLAN OF OPERATION


We have historically lost money and losses may continue in the future, which may cause us to curtail operations.

      Since our inception we have not been profitable and have lost money on both a cash and non-cash basis. For the years ended December 31, 2004 and December 31, 2003 we incurred net losses of $2,743,938 and $1,431,870 respectively. Our accumulated deficit at the end of December 31, 2004 was $(4,175,808). Future losses are likely to occur, as we are dependent on spending money to pay for our operations. No assurances can be given that we will be successful in reaching or maintaining profitable operations. Accordingly, we may experience liquidity and cash flow problems. If our losses continue, our ability to operate may be severely impacted.

We are an insignificant participant in the business of seeking mergers wherein a large number of established and well financed entities are our competitors.

      We are and will continue to be an insignificant participant in the business of seeking mergers with and acquisitions of business entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies, which may be merger or acquisition target candidates for us. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than we do and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete with numerous other small public companies in seeking merger or acquisition candidates.

We changed our management on February 16, 2005 and are unsure of the effect on our ability to operate.

      On February 16, 2005, Richard M. Hall as the sole member of the board of directors appointed S. Mathew Schultz to the board of directors and concurrently, Mr. Hall resigned as President and Director of the Company. Mr. Schultz as the sole member of the Company appointed himself as President of the Company and appointed Lawrence S. Schroeder as Secretary, Treasurer and a Director of the Company. Although Mr. Schultz and Mr. Schroeder have experience in business matters, we are unsure as to whether Mr. Schultz and Mr. Schroeder will provide a positive benefit to us in light of our current financial position.

Since our shares are thinly traded, and trading on the OTC Bulletin Board may be sporadic because it is not an exchange, stockholders may have difficulty reselling their shares.

      Our common shares are currently quoted for public trading on the Over-the-Counter Bulletin Board. The trading price of our common shares has been subject to wide fluctuations. Trading prices of our common shares may fluctuate in response to a number of factors, many of which will be beyond our control. The stock market has generally experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies with limited business operations. There can be no assurance that trading prices and price earnings ratios previously experienced by our common shares will be matched or maintained. These broad market and industry factors may adversely affect the market price of our common shares, regardless of our operating performance.

      In the past, following periods of volatility in the market price of a company's securities, securities class-action litigation has often been instituted. Such litigation, if instituted, could result in substantial costs for us and a diversion of management's attention and resources.

Because our common stock is deemed a low-priced "Penny" stock, an investment in our common stock should be considered high risk and subject to marketability restrictions.

      Since our common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

   - Deliver to the customer, and obtain a written receipt for, a disclosure document;
   -  Disclose certain price information about the stock;
   - Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
   - Send monthly statements to customers with market and price information about the penny stock; and
   - In some circumstances, approve the purchaser's account under certain standards and deliver written statements to the customer with information specified in the rules.

      Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

We will need additional capital in the future to finance our operations, which we may not be able to raise or it may only be available on terms unfavorable to us or our stockholders, which may result in our inability to fund our working capital requirements and harm our operational results.

      If operating difficulties or other factors, many of which are beyond our control, because our revenues or cash flows from operations, if any, to decrease, we may be limited in our ability to spend the capital necessary to complete our revised business plan. If our resources or cash flows do not rapidly commence, we will require additional financing to fund our planned growth.

      Additional financing might not be available on terms favorable to us, or at all. If adequate funds were not available or were not available on acceptable terms, our ability to fund our operations, take advantage of unanticipated opportunities, develop or enhance our business or otherwise respond to competitive pressures would be significantly limited.

      If we raise additional funds through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders would be reduced, and these newly issued securities might have rights, preferences or privileges senior to those of existing stockholders.

Our auditor's report reflects the fact that without realization of additional capital, it would be unlikely for us to continue as a going concern.

      As a result of our deficiency in working capital at December 31, 2004 and other factors, our auditors have included a paragraph in their report regarding substantial doubt about our ability to continue as a going concern. Our plans in this regard are to seek merger or acquisition candidates, seek additional funding through future equity private placements or debt facilities.

Off Balance Sheet Arrangements

      Currently we do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Going Concern

      The financial statements included in this filing have been prepared in conformity with generally accepted accounting principles that contemplate the continuance of the Company as a going concern. The Company's cash position is inadequate to pay all of the costs associated with its operations. Management intends to use borrowings and security sales to mitigate the effects of its cash position, however no assurance can be given that debt or equity financing, if and when required will be available. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should the Company be unable to continue existence.

Forward-Looking Information

      This quarterly report contains forward-looking statements. The forward-looking statements include all statements that are not statements of historical fact. The forward-looking statements are often identifiable by their use of words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," or "continue," "Plans" or the negative or other variations of those or comparable terms. Our actual results could differ materially from the anticipated results described in the forward-looking statements. Factors that could affect our results include, but are not limited to, those discussed in
Item 2, "Plan of Operation" and included elsewhere in this report. LRMK makes no commitment to update any forward-looking statement or to disclose any facts, events, or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

Item 3. Controls and Procedures.

      (a) Our Chief Executive Officer (CEO) and Principal Financial Officer evaluated the effectiveness of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended) as of the end of the period covered by this report. Based upon the evaluation, concluded that the disclosure controls and procedures are effective in ensuring all required information relating to LRMK is included in this quarterly report.

      We also maintain a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f)) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.

      (b) Changes in internal controls. During our most recent fiscal quarter, there have been no changes in our internal control over financial reporting that occurred that have materially affected or are reasonably likely to materially affect our internal control over financial reporting.




                            PART II. OTHER INFORMATION

Item 1. Legal Proceedings.

      LRMK is not a party to any pending material legal proceeding. To the knowledge of management, no federal, state or local governmental agency is presently contemplating any proceeding against LRMK. To the knowledge of management, no director, executive officer or affiliate of LRMK, any owner of record or beneficially of more than 5% of LRMK'S common stock is a party adverse to LRMK or has a material interest adverse to LRMK in any proceeding.

Item 2. Unregistered Sales of Equity Security and Use of Proceeds.

      	None.

Item 3. Defaults Upon Senior Securities

      	None.

Item 4. Submission of Matters to a Vote of Security Holders

      	None.

Item 5. Other Information

      	None.

Item 6. Exhibits and Reports on Form 8-K

Exhibits

      (a)  Exhibit 31. Certifications required by Rule 13a-14(a)  or  Rule 15d-
14(a)

     31.1 Certification of Chief Executive Officer and Principal Financial Officer pursuant to 18 U.S.C.ss.1850 as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

      (b) Exhibit 32. Certifications required by Rule 13a-14(b) or Rule 15d-14(b) and section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

     32.1 Certification of Chief Executive Officer and Principal Financial Officer pursuant to 18 U.S.C.ss.1850 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Reports on Form 8-K

(a)   Report  on  Form 8-K filed April 11, 2005, items 1.01,  3.02,  5.01,  and
          9.01.

On April 11, 2005, LRMK filed a Current Report on Form 8-K, announcing that on March 15, 2005, the Registrant entered into an Equity-For-Debt Agreement with
S. Matthew Schultz, the Registrant's recently appointed President. The Registrant agreed to exchange $420,000 in debt due to Mr. Schultz for 42,000,000 shares of the Registrant's restricted common stock, par value $0.001. As of the date of this filing the 42,000,000 shares have not been issued.

The Current Report included exhibit 10.1 "Equity-For-Debt Exchange Agreement dated March 15, 2005 between Left Right Marketing Technology, Inc. and S. Matthew Schultz".

SIGNATURES

      In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Left Right Marketing Technology, Inc.

                                  /s/ S. Matthew Schultz
                                  ----------------------
                                  S. Matthew Schultz
                                  President, Chairman and Director
                                  (Principal Executive Officer)

                                  /s/ S. Matthew Schultz
                                  ----------------------
                                  S. Matthew Schultz
                                   (Principal Financial Officer)

                                  Date: August 1, 2005

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Left Right Marketing Technology, Inc.

                                  /s/ S. Matthew Schultz
                                  ----------------------
                                  S. Matthew Schultz
                                  President, Chairman and Director
                                  (Principal Executive Officer)

                                  /s/ S. Matthew Schultz
                                  ----------------------
                                  S. Matthew Schultz
                                   (Principal Financial Officer)

                                  Date: August 1, 2005

6.         Definitive Proxy Statement on Schedule 14C filed on August 29, 2005.



                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                    Of the Securities Exchange Act of 1934


Check the appropriate box:
[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-
    5(d)(2))
[X] Definitive Information Statement

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                 (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1) Title of each class of securities to which transaction applies:

          -----------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:

          -----------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:

          -----------------------------------------------------------
       5) Total fee paid:

          -----------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

          -----------------------------------------------------------
       2) Form, Schedule or Registration Statement No.

          -----------------------------------------------------------
       3) Filing Party:

          -----------------------------------------------------------
       4) Date Filed:

          -----------------------------------------------------------
                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                            585 WEST 500 SOUTH #180
                             BOUNTIFUL, UTAH 84010

                       INFORMATION STATEMENT PURSUANT TO
                        SECTION 14(c) OF THE SECURITIES
                           EXCHANGE ACT OF 1934 AND
                         RULE 14C PROMULGATED THERETO

                          NOTICE OF CORPORATE ACTION
                        BY WRITTEN SHAREHOLDER CONSENT
                  WITHOUT SPECIAL MEETING OF THE SHAREHOLDERS

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TO OUR SHAREHOLDERS:

    This Information Statement is being furnished to the stockholders of Left Right Marketing Technology, Inc., a Delaware corporation ("Left Right" or the "Company"), to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of Left Right Marketing Technology, Inc. entitled to vote thereon. This action is being taken in accordance with the requirements of the Delaware Revised Statutes related to corporate law of the State of Delaware. This Information Statement will serve as written Notice to stockholders pursuant to Section 222 of the Delaware General Corporation Law (the "DGCL").

    Left Right Marketing Technology, Inc.'s board of directors determined that the close of business on July 31, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing:

1. The approval of the following individuals as the Board members of Left Right Marketing Technology, Inc., S. Matthew Schultz (Chairman) and Lawrence S. Schroeder.

2. Reverse split Left Right's common stock on a 1 for 1,000 basis, effective September 20, 2005.

3. The approval of Left Right Marketing Technology, Inc.'s retainer of the firm of Beadle, McBride, Evans & Reeves, LLP, as the independent auditor for Left Right Marketing Technology, Inc.

Under Section 222 of the Delaware General Corporation Law (the "DGCL"), action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved these actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these actions by written consent of the stockholders owning a majority of the outstanding voting securities of Left Right Marketing Company entitled to vote thereon.

      As of the Record Date, there were 94,715,614 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of Left Right Marketing Company. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

      The shareholders holding shares representing approximately 61.16% of the votes entitled to be cast at a meeting of the Left Right Marketing Company's shareholders consented in writing to the proposed actions. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used, for purposes of the ownership percentage calculations.

      On July 31, 2005, the board of directors approved each of the Actions and authorized Left Right Marketing Company's officers to deliver this Information Statement.

      The executive offices of Left Right Marketing are located at 585 West 500 South #180, Bountiful, Utah 84010 and its telephone number is (801) 244-4405.

      This Information Statement will first be mailed to stockholders on or about September 1, 2005 and is being furnished for informational purposes only.

      Left Right will pay the expenses of furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement. Additionally, Left Right has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

        The Board of Directors does not know of any matters, other than those described above, that require approval by the stockholders of Left Right and for which notice is to be given to the stockholders.

        This Information Statement will serve as written Notice to stockholders pursuant to Section 222 of the Delaware General Corporation Law (the "DGCL").

BY ORDER OF THE BOARD OF DIRECTORS

/s/ S. Matthew Schultz
-------------------------
S. Matthew Schultz
Chairman of the Board
585 West 500 South #180
Bountiful, Utah 84010



                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

    This Information Statement is being furnished to the stockholders of Left Right Marketing Technology, Inc., a Delaware corporation ("Left Right" or the "Company"), to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of Left Right Marketing Technology, Inc. entitled to vote thereon. This action is being taken in accordance with the requirements of the Delaware Revised Statutes related to corporate law of the State of Delaware. This Information Statement will serve as written Notice to stockholders pursuant to Section 222 of the Delaware General Corporation Law (the "DGCL").

    Left Right Marketing Technology, Inc.'s board of directors determined that the close of business on July 31, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing:

1. The approval of the following individuals as the Board members of Left Right Marketing Technology, Inc., S. Matthew Schultz (Chairman) and Lawrence S. Schroeder.

2. Reverse split Left Right's common stock on a 1 for 1,000 basis, effective September 20, 2005.

3. The approval of Left Right Marketing Technology, Inc.'s retainer of the firm of Beadle, McBride, Evans & Reeves, LLP, as the independent auditor for Left Right Marketing Technology, Inc.

    Under Section 222 of the Delaware General Corporation Law (the "DGCL"), action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved these actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these actions by written consent of the stockholders owning a majority of the outstanding voting securities of Left Right Marketing Company entitled to vote thereon.

      As of the Record Date, there were 94,715,614 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of Left Right Marketing Company. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

      The shareholders holding shares representing approximately 61.16% of the votes entitled to be cast at a meeting of the Left Right Marketing Company's shareholders consented in writing to the proposed actions. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used, for purposes of the ownership percentage calculations.

      On July 31, 2005, the board of directors approved each of the Actions and authorized Left Right Marketing Company's officers to deliver this Information Statement.

DISSENTERS' RIGHTS

        Under the DGCL, the election of members of the Board of Directors, the reverse split of the issued and outstanding common stock, and the ratification of the appointment of independent auditors do not require Left Right to provide dissenting stockholders with a right of appraisal and Left Right will not provide stockholders with such a right.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

        Left Right is not aware of any interest that would be substantially affected through the change of the Company's name, increasing the authorized common and preferred stock, change of the year end, or reverse splitting the issued and outstanding common stock, whether adversely or otherwise.

Voting Securities and Principal Holders Thereof

      As of the Record Date, there were 94,715,614 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of Left Right Marketing Technology Company. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

      The following table sets forth the Common Stock ownership information as of May 31, 2005, with respect to (i) each person known to Left Right Marketing Technology Company to be the beneficial owner of more that 5% of Left Right Marketing Technology Company's Common Stock; (ii) each director of Left Right Marketing Technology Company; and (iii) all directors, executive officers and designated shareholders of Left Right Marketing Technology Company as a group. This information as to beneficial ownership was furnished to Left Right Marketing Technology Company by or on behalf of each person named.

Name of Beneficial      Position	         Number of Shares        Percent
Owner (1)               with Company 		Beneficially Owned      of Class

S. Matthew Schultz      Pres/CEO/Director	    57,927,900	         61.16%
Lawrence Schroeder      Sec/Treasurer/Director		     0	             0%

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP:

                                            	    57,927,900           61.16%


   (1) Except as otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to community property laws where applicable. Except as otherwise indicated, the address of each named executive officer, director and beneficial owner of more than 5% of Left Right Marketing Company's Common Stock is c/o Left Right Marketing Company at the mailing address of 585 West 500 South #180, Bountiful, Utah 84010

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSALS

      Approval of these items requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Left Right Marketing Company. Shareholders holding a total of 57,927,900 shares of Common Stock (61.16%) have already consented to such proposals. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used, for purposes of the ownership percentage calculations.


PROPOSAL # 1: APPROVAL OF BOARD MEMBERS

      The approval of the following individuals as the Board members of Left Right Marketing Technology, Inc., S. Matthew Schultz (Chairman) and Lawrence S. Schroeder.

      Our Board of Directors presently consists of two members. The term of office of each person elected as a Director will continue for a period of three years or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

      The following is a brief description of the business background of the directors elected to the Board of Directors of Left Right Marketing Company:

       S. MATTHEW SCHULTZ, PRESIDENT AND A DIRECTOR: From April of 2003 to Present, Mr. Schultz has been President of Wexford Capital Ventures, Inc., a Utah based strategic financial consulting firm. Mr. Schultz has been instrumental in creating successful investor awareness campaigns for numerous publicly traded companies, and assisted in private placement offerings for both the United States and abroad. From 1999 to 2003, Mr. Schultz was the Chairman of Pali Financial Group, Inc., an investment banking firm specializing in small cap securities. Mr. Schultz also served as the vice-president of the Utah Consumer Lending Association during 1998-1999.

       LAWRENCE S. SCHROEDER, SECRETARY, TREASURER AND A DIRECTOR: From 1992 to Present, Mr. Schroeder works as a private consultant to hospitality and other industries. Clients include the NFL, NASCAR, MLB, NHL and their officially licensed consumer products. Mr. Schroeder is a Director for Responsive Marketing & Communications which was the official marketing agency of record for the 1996 Olympic Games. Mr. Schroeder is also Chairman and CEO of New World Entertainment which is a joint venture partner with Fortune Brands, specifically Jim Beam brands worldwide, developer of "Jim Beam Roadhouse" concept in Europe.

       A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission, is being mailed with this Information Statement for your reference. You should read it in conjunction with this Information Statement.



PROPOSAL  #  2: REVERSE SPLIT LEFT RIGHT'S COMMON STOCK ON A 1 FOR 1,000 BASIS.

        Our Board of Directors has recommended the Company effectuate a reverse stock split of the outstanding common stock on the basis of one share for every one thousand shares currently issued and outstanding, effective September 20, 2005 (the "Effective Date"). Each one thousand shares of common stock outstanding on the Effective Date will be converted automatically into a single share of common stock. There will not be a change in the par value of the common stock of Left Right. To avoid the existence of fractional shares of common stock, if a stockholder would otherwise be entitled to receive a fractional share, the number of shares to be received will be rounded up to the next whole share.

        Stockholders will hold the same percentage interest in Left Right as they hold prior to the reverse stock split (subject only to minor variations as a result of the rounding of fractional shares), but their interest will be represented by one-fiftieth as many shares. For instance, if a stockholder presently owns 1,000 shares, after the reverse stock split they will own 1 share (1,000 divided by 1,000 equals 1 share). In no event will stockholders be reversed below one whole share.

      An increase in per share price of Left Right's common stock, which Left Right expected as a consequence of the reverse stock split, may also enhance the acceptability of the common stock to the financial community and the investing public and potentially broaden the investor pool from which Left Right might be able to obtain additional financing. Because of the trading volatility often associated with low-priced stocks, as a matter of policy, many institutional investors are prohibited from purchasing such stocks. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the per share price of the common stock increased as a result of the reverse stock split, some of these concerns may be alleviated.

        The reduction in the number of outstanding shares of common stock caused by the reverse stock split initially increased the per share market price of the common stock. However, there can be no assurance that the market price of the common stock will continue to reflect proportionately the reverse stock split, that any particular price may be achieved, or that any price gain will be sustained in the future.

POTENTIAL DISADVANTAGES TO THE REVERSE STOCK SPLIT

        Reduced Market Capitalization. Theoretically, the overall value of the Company will not change as a result of the reverse stock split. However, a reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in the overall market capitalization of the Company.

         Increased Transaction Costs. The number of shares held by each individual stockholder was reduced to one-one thousandth of the number previously held. This will increase the number of stockholders who hold less than a "round lot," or 100 shares. Typically, the transaction costs to stockholders selling "odd lots" are higher on a per share basis. Consequently, the reverse stock split may increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

FEDERAL INCOME TAX CONSIDERATIONS

        Neither the Company nor its stockholders recognized any gain or loss for federal income tax purposes as a result of the reverse stock split. This conclusion is based on the provisions of the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all in effect on the date of the reverse stock split. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. Accordingly, you should consult with your tax advisor.

        This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

        You are urged to consult your tax adviser as to the particular tax consequences to you of the reverse stock split, including the applicability of any state, local, or foreign tax laws, changes in applicable tax laws, and any pending or proposed legislation.


PROPOSAL # 3: APPROVE LEFT RIGHT MARKETING COMPANY'S RETAINER OF THE FIRM OF BEADLE, MCBRIDE, EVANS & REEVES, LLP, AS THE INDEPENDENT AUDITOR FOR LEFT RIGHT MARKETING COMPANY.

      Our Board of Director's has recommended the appointment of Beadle, McBride, Evans & Reeves, LLP as our independent auditor for the fiscal year ending December 31, 2004 and 2005 Acting on that recommendation, the Board of Directors authorized our CEO to engage Beadle, McBride, Evans & Reeves, LLP, as Left Right Marketing Company's auditors for the fiscal year ending December 31, 2004 and 2005.

      Beadle, McBride, Evans & Reeves, LLP was engaged by the Registrant on April 23, 2004. During the most recent two fiscal years and during the portion of 2004 preceding the Board's decision, neither the Company nor anyone engaged on its behalf has consulted with Beadle, McBride, Evans & Reeves, LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

      The audit reports issued by CFO Advantage, Inc. with respect to the Registrant's financial statements for December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for CFO Advantage, Inc.'s, issuance of going concern opinions on the financial statements for the fiscal year ending December 31, 2003. From October 2003 through April 20, 2004, when CFO Advantage, Inc. was dismissed as the Registrant's independent accountant, there were no disagreements between the Registrant and CFO Advantage, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CFO Advantage, Inc., would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


      This Information Statement is being provided to Left Right stockholders pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. Rule 14c-2b of the Securities Exchange Act of 1934, as amended, requires issuers to send or give an information statement to its stockholders at least 20 calendar days prior to the earliest date on which corporate action may be taken by majority stockholder consent. The annual report filed on Form 10KSB will included in the filing of this information statement.

      Left  Right  will  pay  the  expenses  of  furnishing   this  Information
Statement, including the costs of preparing, assembling and mailing this Information Statement. Additionally, Left Right has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      The Board of Directors does not know of any matters, other than those described above, that require approval by the stockholders of Left Right and for which notice is to be given to the stockholders.

      Left Right received a majority vote, thereby satisfying the requirements of the Delaware General Corporation Law and its Certificate of Incorporation and Bylaws for stockholder approval of the actions taken above. For this reason, Left Right did not call a special meeting of its stockholders in respect of the actions taken above and did not ask its stockholders for a proxy or consent.

ADDITIONAL INFORMATION

      Please read all the sections of this information statement carefully. Left Right Marketing Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by Left Right Marketing Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

      INCORPORATION OF INFORMATION BY REFERENCE

            The following documents, which are on file with the Commission (Exchange Act File No. 000-09047) are incorporated in this Information Statement by reference and made a part hereof:

   i.) Current Report on Form 8-K filed April 22, 2004, reporting a change in Auditors.

   ii.) Current Report on Form 8-K filed March 24, 2005, reporting the change in Directors.

   iii.) Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004.

   iv.)  Quarterly  Report on Form 10-QSB for the quarter ended March 31, 2005.

   v.)   Quarterly  Report  on Form 10-QSB for the quarter ended June 30, 2005.

      All documents filed by Left Right Marketing Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this information statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this information statement and filed with the Commission prior to the date of this information statement shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

      Left Right Marketing Company will provide without charge to each person to whom this information statement is delivered, upon written or oral request of such person, to Lawrence Schroeder, Secretary, Left Right Marketing Company, 585 West 500 South #180, Bountiful, Utah 84010 and its telephone number is
(801) 244-4405 a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents).

CONCLUSION

      As a matter of regulatory compliance, Left Right Marketing Company is sending you this information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein, including any amendment to Left Right Marketing Company's Articles of Incorporation as described in this Information Statement was obtained upon the delivery of the written consent of a majority of the shareholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide Left Right Marketing Company's stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


      Pursuant to the requirements of the Securities Exchange Act of 1934, Left Right Marketing Company has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.

                                         LEFT RIGHT MARKETING COMPANY

                                         By: /s/ S. Matthew Schultz
                                         --------------------------
                                         S. Matthew Schultz
                                         President/CEO




7.         Current Report on Form 8-K filed on September 14, 2005.


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 13, 2005


                       Commission file number: 000-09047

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                (Name of small business issuer in its charter)


        DELAWARE                                  02-0314487
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                  Identification No.)


              585 WEST 500 SOUTH #180
                  BOUNTIFUL, UTAH                         84010
        (Address of principal executive offices)        (zip code)

                   Issuer's Telephone Number: (801) 244-4405


SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2005, there was a special meeting of the Board of Directors in which the Board approved of the following appointments and changes to the Principal Officers' role.

Larry Schroeder has taken on the role as President and Chief Executive Officer, while Matthew Schultz has become the Vice President and Chief Operating Officer. Mr. Schultz will remain Chairman of the Board and Mr. Schroeder will remain a Board member.

Additionally, the Board approved the appointment of Jason F. Griffith, CPA as Chief Financial Officer and Board Member of the Company.

There are currently no formal employment agreements between the Company and any officers or directors.

Mr. Griffith has no arrangement or understanding with any person regarding his selection as a director of the registrant.

Mr. Griffith has never been a party to any transaction or series of transactions with the registrant involving an amount in excess of $60,000 and no such transaction is, or series of transactions are, currently proposed. He previously was a partner in the CPA firm CFO Advantage, Inc. which was the Company's auditor for 2003.

Mr. Griffith's experience includes having served as a chief financial officer for two publicly traded companies. He is currently a member of the Board of directors for South Texas Oil Company. Mr. Griffith has additional experience in public accounting, which includes being the managing partner of a CPA firm in Henderson, Nevada since June 2002 as well as being the accounting manager for another CPA firm in Henderson, Nevada from August 2001 through June 2002. Before this, he worked for Arthur Andersen in Memphis, Tennessee from December 1998 until his move to Nevada in the summer of 2001. Prior to joining Arthur Andersen, Mr. Griffith was in the process of completing his undergraduate degree and Masters in Accounting from Rhodes College in Memphis, Tennessee. Mr. Griffith is a licensed CPA in both the state of Nevada and Tennessee. He is a member of the American Institute of Certified Public Accountants, The
Association of Certified Fraud Examiners, The Institute of Management Accountants, along with being a member of the Nevada and Tennessee State Society of CPAs.



                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2005


                                      Left Right Marketing Technology, Inc.

                                      /s/ Larry Schroeder
                                      ----------------------
                                      Larry Schroeder
                                      President and Director


                                      /s/ S. Matthew Schultz
                                      ----------------------
                                      S. Matthew Schultz
                                      Chairman and COO


                                      /s/ Jason F. Griffith
                                      ----------------------
                                      Jason F. Griffith
                                      CFO and Director

                                      Date: September 13, 2005






8. Quarterly Report on Form 10-QSB, for the fiscal quarter ended September 30, 2005, filed on November 3, 2005.




                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

(Mark One)
[x] QUARTERLY REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                 For the quarterly period ended September 30, 2005

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

     For the transition period from ___________ to ___________

                       Commission file number: 000-09047

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                (Name of small business issuer in its charter)


       DELAWARE                                      02-0314487
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification No.)


             585 WEST 500 SOUTH #180
                 BOUNTIFUL, UTAH                         84010
       (Address of principal executive offices)        (zip code)

                   Issuer's Telephone Number: (801) 244-4405

      Check  whether  the  issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes[X] No []

               APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                    PROCEEDING DURING THE PRECEDING FIVE YEARS

Check whether the Registrant filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.
                                                              Yes [ ] No [ ]

                   APPLICABLE ONLY TO CORPORATE ISSUERS

The Registrant has 95,170 outstanding, par value $.001 per share as of November 3, 2005. The Registrant has zero (0) shares of Preferred Stock Series B issued and outstanding as of November 3, 2005.

Transitional Small Business Disclosure Format (check one): Yes [ ] No [X]

                               TABLE OF CONTENTS

                                                                      Page No.

PART I.  FINANCIAL INFORMATION

Item 1.   Financial Statements......................................     4
          Balance Sheet (unaudited).................................     5
          Statements of Operations (unaudited)......................     6
          Statements of Cash Flows (unaudited)......................     7
          Notes to Financial Statements.............................     8

Item 2.  Plan of Operation..........................................     9

Item 3. Controls and Procedures.....................................    10


PART II. OTHER INFORMATION

Item 1.   Legal Proceedings.........................................    11

Item 2.   Unregistered Sales of Equity and Use of Proceeds..........    11

Item 3.   Defaults upon Senior Securities...........................    11

Item 4.   Submission of Matters to a Vote of Security Holders.......    11

Item 5.   Other Information..........................................   11

Item 6.   Exhibits and Reports on Form 8-K...........................   12

Signatures...........................................................   12

                            PART I. FINANCIAL INFORMATION

Item 1. Financial Statements.

      The condensed financial statements of Left Right Marketing Technology, Inc., ("LRMT") included herein have been prepared in accordance with the instructions to quarterly reports on Form 10-QSB pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote data necessary for fair presentation of financial position and results of operations in conformity with accounting principles generally accepted in the United States of America have been condensed or omitted. It is therefore suggested that these financial statements be read in conjunction with the summary of significant accounting policies and notes to financial statements included in LRMT's Annual Report on Form 10-KSB for the year ended December 31, 2004.

      In the opinion of management, all adjustments necessary in order to make the financial position, results of operations and changes in financial position at September 30, 2005, and for all periods presented not misleading have been made. The results of operations for the period ended September 30, 2005 are not necessarily an indication of operating results to be expected for the full year ending December 31, 2005.





			LEFT RIGHT MARKETING TECHNOLOGY, INC.
		     (formerly Global Gaming Technology, Inc.)
				 BALANCE SHEETS


						  Unaudited	 	Audited
						    As of		 As of
					     September 30, 2005	   December 31, 2004
					     ------------------	   -----------------
 ASSETS

Current assets
  Cash						$	  --		$	  --
						------------	 	------------
		Total current assets		 	  --		 	  --


Total assets				 	$	  --	 	$	  --
						============		============
 LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
  Accounts payable				$    128,264	 	$    104,434
  Bank overdraft					   -	   	      19,908
  Loans payable				 	     250,000	 	     250,000
  Advance from shareholder			      43,033		 	   -
  Accrued payroll				     461,963	 	     433,771
  Contingency payable				      37,500 		      50,000
  Payroll tax accrual				     278,549	 	     272,269
						------------	 	------------
Total current liabilities		 	   1,199,309	 	   1,130,383
						------------	 	------------
		Total liabilities		   1,199,309	 	   1,130,383

Stockholders' equity
  Common stock; $.001 par value;
     95,170 and 52,716 shares
     issued and outstanding as of September 30,
     2005 and December 31, 2004,
     respectively				      94,718	 	     52,716
  Additional paid-in capital			   2,999,192	 	  2,992,710
  Preferred Stock					  --		         --
  Accumulated deficit in development stage	  (4,293,219)	         (4,175,808)
						------------	 	-----------
Total stockholders' (deficit)			  (1,199,309)	         (1,130,383)
						------------	 	-----------
Total liabilities and stockholders' equity	$	  --	 	$        --
						============		===========




					  LEFT RIGHT MARKETING TECHNOLOGY, INC.
					(formerly Global Gaming Technology, Inc.)
						STATEMENTS OF OPERATIONS




						 	 Unaudited		                   	Unaudited
							9 months ended		                     3 months ended
					September 30, 2005     September 30, 2004	September 30, 2005   September 30, 2004
					-----------------------------------------	---------------------------------------


Operating expenses
    General and administrative		$	115,845 	 $	3,439,890 	$	12,920	 	 $	594,672
					-----------------------------------------	---------------------------------------
	Total operating expenses		115,845		 	3,439,890 		12,920		 	594,672
					-----------------------------------------	---------------------------------------
	Loss from operations	 	       (115,845)	       (3,439,890)	       (12,920)		       (594,672)

Other income (expenses):
    Interest expense				 (1,566)		   (1,210)		     -			    (18)
					-----------------------------------------	---------------------------------------
	Total other income (expenses)		 (1,566)		   (1,210)		     -		 	    (18)
					-----------------------------------------	---------------------------------------

Net loss		 		$      (117,411)	 $     (3,441,100)	$      (12,920)		 $     (594,690)
					-----------------------------------------	---------------------------------------

Basic and diluted loss per common share	$	  (1.59)	 $	   (72.90)	$	 (0.14)		 $	 (11.66)
					=========================================	=======================================
Basic and diluted weighted average
common shares outstanding
Note: Share adjusted for 1:1000
reverse split on 9/20/05		 	 73,943	 	 	   47,203 		94,943		 	 50,986







		LEFT RIGHT MARKETING TECHNOLOGY, INC.
		(formerly Global Gaming Technology, Inc.)
			STATEMENTS OF CASH FLOWS






								  	  Unaudited
									9 months ended
							September 30, 2005	September 30, 2004
							------------------	------------------


Cash flows from operating activities:
Net loss					 	$	(117,411)	$	(3,441,000)
Adjustments to reconcile net loss to
 net cash used by operating activities:
Changes in operating assets and liabilities:
   (Increase) / Decrease in prepaid expenses			       - 		    (9,711)
   (Increase) / Decrease in accounts receivable			       -	  	      (162)
   Increase / (Decrease) in accounts payable			  30,313	 	 2,512,092
   Increase / (Decrease) in accrued payroll			  28,192		 	 -
   Increase / (Decrease) in contingency payable			 (12,500)			 -
   Increase / (Decrease) in payroll tax accrual			   6,280		 	 -
							----------------	------------------
	Net cash used by operating activities		 	 (65,126)	 	  (938,781)

Cash flows from investing activities:
Reduction of bank over draft				 	 (19,908)			 -
Advances to related parties				 	       -	 	  (476,892)
Advances from related parties				 	       -	  	   247,074
Purchase of property and equipment				       -	 	    (4,601)
							----------------	------------------
		Net cash used by investing activities		 (19,908)		  (234,419)

Cash flows from financing activities:
   Advance from stockholders			 		  85,033		 	 -
Proceeds from issuance of common stock				       -	 	   923,200
 Issuance of notes payable 				 	       -	 	   250,000
							----------------	------------------
	Net cash provided by financing activities 		  85,033	 	 1,173,200
							----------------	------------------
Net increase in cash				 		      (0)			 -

Cash, beginning of period				 	       -		 	 -
							----------------	------------------
Cash, end of period / bank overdraft			$	      (0)	$		 -
							================	==================

Supplementary cash flow information:
   Debt settled with stock			 	$	   6,484
   Debt settled with stock - related party		$	  42,000
Cash payments for income taxes				$	       - 	$		 -
							================	==================
Cash payments for interest				$	       - 	$		 -
							================	==================







                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - FINANCIAL STATEMENT PRESENTATION

The financial statements have been prepared in accordance with Securities and Exchange Commission requirements for interim financial statements. Therefore, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. These financial statements should be read in conjunction with the financial statements and notes thereto contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on April 27, 2005.

The results of operations for the interim periods shown in this report are not necessarily indicative of results to be expected for the full year. In the opinion of management, the information contained herein reflects all adjustments necessary to make the results of operations for the interim periods a fair statement of such operations. All such adjustments are of a normal recurring nature.

As discussed in the Form 10-KSB for the year ended December 31, 2004, the Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a "going concern", which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company is not a going concern and currently has no assets or continuing source of revenues and the liabilities record as basis of going concern do not reflect any adjustments due to the Companies inabilities to pay them. Management is currently discussing with creditors if, when and how they might those obligation might be paid. Management is looking at potential business opportunities and there is no guarantee any will come to fruition that action can be taken.

The diluted loss per share for the company has been calculated on the weighted average number of shares after the reverse stock split. This has been calculated retroactively for the prior periods presented.


NOTE 2 - STOCKHOLDERS' EQUITY

On August 29, 2005, the Company filed a Schedule 14C, discussing a 1:1,000 reverse stock split, which was effective September 20, 2005.

During the third quarter ended September 30, 2005, the Company converted $6,484 of debt into 454 shares of post split common stock.

As of September 30, 2005, there were 95,170 shares of common stock outstanding.

NOTE 3 - ACCOUNTS PAYABLE AND ACCRUED PAYROLL

The Company has $128,264 in accounts payable and approximately $461,900 in accrued payroll as of September 30, 2005. There is additionally a $37,500 contingency payable accrued to cover any potential liabilities not disclosed to the new members of management. During the quarter ended September 30, 2005, this amount was reduced from $50,000.

The Company also owes approximately $278,550 in payroll taxes to the IRS for prior quarter's payment of Social Security, Medicare, Unemployment, and Withholding taxes.

NOTE 4 - RELATED PARTY TRANSACTIONS

Larry Schroeder, the Company's President, has loaned the Company $9,709, this loan is non interest bearing and has no due date assigned to it.

Matthew Schultz, the Company's Vice-President, has loaned the Company $31,278, this loan is non interest bearing and has no due date assigned to it.

Jason Griffith, the Company's Chief Financial Officer, has loaned the Company $2,046, this loan is non interest bearing and has no due date assigned to it.




Item 2. Plan of operation

      With the exception of historical matters, the matters discussed herein are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements concerning operations and available cash flow. Our actual results could differ materially from the results discussed in such forward-looking statements. The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes thereto appearing elsewhere herein.

Overview

      As a result of the Company's lack of significant revenue generation and considering CrazyGrazer.com's liabilities and lack of assets, the Company's new management, CrazyGrazer.com and Richard M. Hall determined that it was in the best interest to all parties to rescind the merger completed on April 26, 2004.

      Effective March 8, 2005, the parties entered into a rescission agreement whereby deemed the merger agreement null and void effective immediately.

      Satisfaction of our cash obligations for the next twelve months.

We plan on satisfying our cash obligations over the next twelve months through additional equity and/or third party financing. Our officers and directors have been working on various methods of capitalizing the Company; however as of this date we do not have equity or debt financing secured. We do not anticipate generating revenues sufficient to satisfy our working capital requirements within the next twelve months. We have included in our recent business plan the concept of seeking merger candidates or other means of perfecting a business opportunity.

      Summary of any product research and development that we will perform for the term of our plan of operation.

We do not anticipate the requirement of any product research or development in the next twelve months.

      Significant changes in the number of employees.

We currently do not have any full-time employees, and until we either obtain sufficient capital to pursue our business plan, or acquire a business with sufficient cash, or merge with such a company, we will not require new employees.

Plan of Operation

Change in Business Direction

      As  a result of the rescission agreement  we  have  abandoned  our  prior
business plan.   However,  we  plan to locate and negotiate with an established business entity for the merger/acquisition of a target business.

      We plan to locate and negotiate with a business entity for the merger of a target business into us. In certain instances, a target business may wish to become a subsidiary of us or may wish to contribute assets to us rather than merge. No assurances can be given that we will be successful in locating or negotiating with any target business.

      Management is actively engaged in seeking a qualified company as a candidate for a business combination. We are authorized to enter into a definitive agreement with a wide variety of businesses without limitation as to their industry or revenues. It is not possible at this time to predict with which company, if any, we will enter into a definitive agreement or what will be the industry, operating history, revenues, future prospects or other characteristics of that company.

      As of the date hereof, management has not made any final decision concerning or entered into any written agreements for a business combination. When any such agreement is reached or other material fact occurs, we will file notice of such agreement or fact with the Securities and Exchange Commission on Form 8-K.

Liquidity and Capital Resources

      A critical component of our operating plan impacting our continued existence is the ability to obtain additional capital through additional equity and/or debt financing. We do not anticipate enough positive internal operating cash flow until such time as we can locate a merger or acquisition target or generate substantial revenues, which may take the next few years to fully realize. In the event we cannot obtain the necessary capital to pursue our operations, we may have to cease or significantly curtail our operations. This would materially impact our ability to continue operations.

      Since inception, we have financed our cash flow requirements through the issuance of common stock. As we continue our activities, we may continue to experience net negative cash flows from operations, pending consummation of a merger or acquisition or the receipt of sales revenues. Additionally we anticipate obtaining additional financing to fund operations through common stock offerings and bank borrowings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital.

      Over the next twelve months we believe that existing capital and anticipated funds from operations will not be sufficient to sustain operations. Consequently, we will be required to seek additional capital in the future to fund operations through additional equity or debt financing or credit facilities. No assurance can be made that such financing would be available, and if available it may take either the form of debt or equity. In either case, the financing could have a negative impact on our financial condition and our Stockholders.

      We anticipate incurring operating losses over the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies searching for viable merger or acquisition candidates. Such risks include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks we must, among other things, implement and successfully execute our revised business model, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.


FACTORS THAT MAY AFFECT OUR PLAN OF OPERATION


We have historically lost money and losses may continue in the future, which may cause us to curtail operations.

      Since our inception we have not been profitable and have lost money on both a cash and non-cash basis. For the years ended December 31, 2004 and December 31, 2003 we incurred net losses of $2,743,938 and $1,431,870 respectively. Our accumulated deficit at the end of December 31, 2004 was $(4,175,808). Future losses are likely to occur, as we are dependent on spending money to pay for our operations. No assurances can be given that we will be successful in reaching or maintaining profitable operations. Accordingly, we may experience liquidity and cash flow problems. If our losses continue, our ability to operate may be severely impacted.

We are an insignificant participant in the business of seeking mergers wherein a large number of established and well financed entities are our competitors.

      We are and will continue to be an insignificant participant in the business of seeking mergers with and acquisitions of business entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies, which may be merger or acquisition target candidates for us. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than we do and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete with numerous other small public companies in seeking merger or acquisition candidates.

We changed our management on February 16 and on September 13, 2005, and are unsure of the effect on our ability to operate.

      On February 16, 2005, Richard M. Hall as the sole member of the board of directors appointed S. Mathew Schultz to the board of directors and concurrently, Mr. Hall resigned as President and Director of the Company. Mr. Schultz as the sole member of the Company appointed himself as President of the Company and appointed Lawrence S. Schroeder as Secretary, Treasurer and a Director of the Company. Although Mr. Schultz and Mr. Schroeder have experience in business matters, we are unsure as to whether Mr. Schultz and Mr. Schroeder will provide a positive benefit to us in light of our current financial position.

       On September 13, 2005, there was a special meeting of the Board of Directors in which the Board approved of the following appointments and changes to the Principal Officers' role.

           Larry Schroeder has taken on the role as President and Chief Executive Officer, while Matthew Schultz has become the Vice President and Chief Operating Officer. Mr. Schultz will remain Chairman of the Board and Mr. Schroeder will remain a Board member. Additionally, the Board approved the appointment of Jason F. Griffith, CPA as Chief Financial Officer and Board Member of the Company. Although Mr. Griffith has experience in business matters, we are unsure as to whether Mr. Griffith will provide a positive benefit to us in light of our current financial position.

       There are currently no formal employment agreements between the Company and any officers or directors.



Since our shares are thinly traded, and trading on the OTC Bulletin Board may be sporadic because it is not an exchange, stockholders may have difficulty reselling their shares.

      Our common shares are currently quoted for public trading on the Over-the-Counter Bulletin Board. The trading price of our common shares has been subject to wide fluctuations. Trading prices of our common shares may fluctuate in response to a number of factors, many of which will be beyond our control. The stock market has generally experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies with limited business operations. There can be no assurance that trading prices and price earnings ratios previously experienced by our common shares will be matched or maintained. These broad market and industry factors may adversely affect the market price of our common shares, regardless of our operating performance.

      In the past, following periods of volatility in the market price of a company's securities, securities class-action litigation has often been instituted. Such litigation, if instituted, could result in substantial costs for us and a diversion of management's attention and resources.


Because our common stock is deemed a low-priced "Penny" stock, an investment in our common stock should be considered high risk and subject to marketability restrictions.

      Since our common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

   - Deliver to the customer, and obtain a written receipt for, a disclosure document;
   -  Disclose certain price information about the stock;
   - Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
   - Send monthly statements to customers with market and price information about the penny stock; and
   - In some circumstances, approve the purchaser's account under certain standards and deliver written statements to the customer with information specified in the rules.

      Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.


We will need additional capital in the future to finance our operations, which we may not be able to raise or it may only be available on terms unfavorable to us or our stockholders, which may result in our inability to fund our working capital requirements and harm our operational results.

      If operating difficulties or other factors, many of which are beyond our control, because our revenues or cash flows from operations, if any, to decrease, we may be limited in our ability to spend the capital necessary to complete our revised business plan. If our resources or cash flows do not rapidly commence, we will require additional financing to fund our planned growth.

      Additional financing might not be available on terms favorable to us, or at all. If adequate funds were not available or were not available on acceptable terms, our ability to fund our operations, take advantage of unanticipated opportunities, develop or enhance our business or otherwise respond to competitive pressures would be significantly limited.

      If we raise additional funds through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders would be reduced, and these newly issued securities might have rights, preferences or privileges senior to those of existing stockholders.

Our auditor's report reflects the fact that without realization of additional capital, it would be unlikely for us to continue as a going concern.

      As a result of our deficiency in working capital at December 31, 2004 and other factors, our auditors have included a paragraph in their report regarding substantial doubt about our ability to continue as a going concern. Our plans in this regard are to seek merger or acquisition candidates, seek additional funding through future equity private placements or debt facilities.

Off Balance Sheet Arrangements

      Currently we do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Going Concern

      The financial statements included in this filing have been prepared in conformity with generally accepted accounting principles that contemplate the continuance of the Company as a going concern. The Company's cash position is inadequate to pay all of the costs associated with its operations. Management intends to use borrowings and security sales to mitigate the effects of its cash position, however no assurance can be given that debt or equity financing, if and when required will be available. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should the Company be unable to continue existence.

Forward-Looking Information

      This quarterly report contains forward-looking statements. The forward-looking statements include all statements that are not statements of historical fact. The forward-looking statements are often identifiable by their use of words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," or "continue," "Plans" or the negative or other variations of those or comparable terms. Our actual results could differ materially from the anticipated results described in the forward-looking statements. Factors that could affect our results include, but are not limited to, those discussed in
Item 2, "Plan of Operation" and included elsewhere in this report. LRMT makes no commitment to update any forward-looking statement or to disclose any facts, events, or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

Item 3. Controls and Procedures.

      (a) Our Chief Executive Officer (CEO) and Chief Financial Officer (CFO) evaluated the effectiveness of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended) as of the end of the period covered by this report. Based upon the evaluation, concluded that the disclosure controls and procedures are effective in ensuring all required information relating to LRMT is included in this quarterly report.

      We also maintain a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f)) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.

      (b) Changes in internal controls. During our most recent fiscal quarter, there have been no changes in our internal control over financial reporting that occurred that have materially affected or are reasonably likely to materially affect our internal control over financial reporting.


                            PART II. OTHER INFORMATION

Item 1. Legal Proceedings.

      LRMT is not a party to any pending material legal proceeding. To the knowledge of management, no federal, state or local governmental agency is presently contemplating any proceeding against LRMT. To the knowledge of management, no director, executive officer or affiliate of LRMT, any owner of record or beneficially of more than 5% of LRMT'S common stock is a party adverse to LRMT or has a material interest adverse to LRMT in any proceeding.

Item 2. Unregistered Sales of Equity Security and Use of Proceeds.

      None.

Item 3.  Defaults Upon Senior Securities

      None.

Item 4.  Submission of Matters to a Vote of Security Holders

      None.

Item 5.  Other Information

      None.

Item 6.  Exhibits and Reports on Form 8-K

Exhibits

      (a)  Exhibit 31. Certifications required by Rule 13a-14(a)  or  Rule 15d-
14(a)

     31.1 Certification of Chief Executive Officer pursuant to 18 U.S.C.ss.1850 as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

     31.2 Certification of Chief Financial Officer pursuant to 18 U.S.C.ss.1850 as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

      (b) Exhibit 32. Certifications required by Rule 13a-14(b) or Rule 15d-14(b) and section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

    32.1 Certification of Chief Executive Officer pursuant to 18 U.S.C.ss.1850 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

    32.2 Certification of Chief Financial Officer pursuant to 18 U.S.C.ss.1850 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Reports on Form 8-K

(a)   Report on Form 8-K filed September 14, 2005, item 5.02.

       On  September  13,  2005, there was a special meeting of  the  Board  of
Directors in which the  Board   approved   of  the  following  appointments and
changes to the Principal Officers' role.

       Larry Schroeder has taken on the role as President and Chief Executive Officer, while Matthew Schultz has become the Vice President and Chief Operating Officer. Mr. Schultz will remain Chairman of the Board and Mr. Schroeder will remain a Board member. Additionally, the Board approved the appointment of Jason F. Griffith, CPA as Chief Financial Officer and Board Member of the Company. Although Mr. Griffith has experience in business matters, we are unsure as to whether Mr. Griffith will provide a positive benefit to us in light of our current financial position.

       There are currently no formal employment agreements between the Company and any officers or directors.

       Mr.  Griffith  has no arrangement  or  understanding  with  any   person
regarding his selection as a director of the registrant.

       Mr. Griffith has never been a party to any transaction or series of transactions with the registrant involving an amount in excess of $60,000 and no such transaction is, or series of transactions are, currently proposed. He previously was a partner in the CPA firm CFO Advantage, Inc. which was the Company's auditor for 2003.

SIGNATURES

      In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Left Right Marketing Technology, Inc.

                                  /s/ Larry Schroeder
                                  ----------------------
                                  Larry Schroeder
                                  President and Director
                                  (Principal Executive Officer)

                                  /s/ Jason F. Griffith
                                  ----------------------
                                  Jason F. Griffith
                                  Chief Financial Officer and Director
                                  (Principal Financial Officer)

                                  Date: November 3, 2005


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  Left Right Marketing Technology, Inc.

                                  /s/ Larry Schroeder
                                  ----------------------
                                  Larry Schroeder
                                  President and Director
                                  (Principal Executive Officer)

                                  /s/ Jason F. Griffith
                                  ----------------------
                                  Jason F. Griffith
                                  Chief Financial Officer and Director
                                  (Principal Financial Officer)

                                  Date: November 3, 2005